UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Drive Shack Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DRIVE SHACK INC.

April 12, 2017

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Drive Shack Inc. (the “Annual Meeting”) to be held at The Hilton Hotel, 1335 Avenue of the Americas, New York, New York, on May 26, 2017, at 9:00 a.m., Eastern Time. The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Let me urge you to vote today by Internet, by telephone or by completing, signing and returning your proxy card in the envelope provided.

PLEASE NOTE THAT YOU MUST FOLLOW THESE INSTRUCTIONS IN ORDER TO ATTEND AND BE ABLE TO VOTE AT THE ANNUAL MEETING: All Stockholders may vote in person at the Annual Meeting. In addition, any stockholder may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person as the proxy with power to vote your shares on your behalf. If you are a beneficial owner of shares, you must take the following three steps in order to be able to attend and vote at the Annual Meeting: (1) obtain a legal proxy from your broker, bank or other holder of record and present this legal proxy to the inspector of elections along with your ballot, (2) contact our Investor Relations department to obtain an admission card and present this admission card to the inspector of elections and (3) present an acceptable form of photo identification, such as a driver’s license or passport, to the inspector of elections.

Sincerely,

Wesley R. Edens
Chairman of the Board of Directors

DRIVE SHACK INC.
NOTICE OF THE 2017 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Drive Shack Inc.:

The annual meeting of stockholders of Drive Shack Inc., a Maryland corporation, will be held at The Hilton Hotel, 1335 Avenue of the Americas, New York, New York, on May 26, 2017, at 9:00 a.m., Eastern Time (the “Annual Meeting”). The matters to be considered and acted upon by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

(i)
a proposal to elect one Class III director to serve until the 2020 annual meeting of stockholders and one Class I director to serve until the 2018 annual meeting of stockholders, and until their successors are elected and duly qualified;

(ii)	a proposal to approve the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2017;

(iii)	a proposal to approve the 2017 Drive Shack Inc. Nonqualified Option and Incentive Award Plan; and

(iv)	any other business properly presented at the Annual Meeting.

Stockholders of record at the close of business on March 27, 2017 will be entitled to notice of and to vote at the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. A Proxy Statement, proxy card and self-addressed envelope are enclosed. Return the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States. You can also vote by telephone or by the Internet by following the instructions provided on the proxy card. Whether or not you plan to attend the Annual Meeting in person, please vote by one of these three methods. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose.

By Order of the Board of Directors,

/s/ BoHee Yoon
BoHee Yoon
Secretary

1345 Avenue of the Americas, 45th Floor
New York, New York 10105
April 12, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 26, 2017:

The Notice of Annual Meeting, Proxy Statement and the Annual Report on Form 10-K
are available on the Investor Relations section of our website at
www.driveshack.com.

i

DRIVE SHACK INC.
1345 Avenue of the Americas, 45th Floor,
New York, New York 10105

PROXY STATEMENT

For the 2017 Annual Meeting of Stockholders to Be Held on
May 26, 2017

This Proxy Statement and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Drive Shack Inc., a Maryland corporation, for use at the Annual Meeting to be held on May 26, 2017 and any adjournments or postponements thereof. “We,” “our,” “us,” “the Company” and “Drive Shack” each refers to Drive Shack Inc. The mailing address of our executive office is 1345 Avenue of the Americas, 45th Floor, New York, New York 10105. This Proxy Statement, the accompanying proxy card and the notice of annual meeting are first being mailed to holders of our common stock, par value $0.01 per share (the “Common Stock”), on or about April 13, 2017.

At the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their best judgment on such matter.

Matters to be considered at the Annual Meeting

At the Annual Meeting, stockholders of the Company’s Common Stock will vote upon:

(i)
a proposal to elect one Class III director to serve until the 2020 annual meeting of stockholders and one Class I director to serve until the 2018 annual meeting of stockholders, and until their successors are elected and duly qualified;

(ii)	a proposal to approve the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2017;

(iii)	a proposal to approve the 2017 Drive Shack Inc. Nonqualified Option and Incentive Award Plan; and

(iv)	any other business that may properly come before the annual meeting of stockholders or any adjournment of the annual meeting.

GENERAL INFORMATION ABOUT VOTING

Solicitation of Proxies

The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone or otherwise. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on March 27, 2017, and will provide reimbursement for the cost of forwarding the material.

Stockholders Entitled to Vote

As of March 27, 2017, there were outstanding and entitled to vote 66,842,378 shares of our Common Stock. Each share of our Common Stock entitles the holder to one vote. Stockholders of record at the close of business on March 27, 2017 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

We also have outstanding 1,347,321 shares of our 9.75% Series B Cumulative Redeemable Preferred Stock, 496,000 shares of our 8.05% Series C Cumulative Redeemable Preferred Stock and 620,000 shares of our 8.375% Series D Cumulative Redeemable Preferred Stock. These shares have no voting rights, except in limited circumstances, none of which are applicable to the matters that will be presented for consideration at the Annual Meeting.

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company LLC, you are considered the stockholder of record with respect to those shares, and these proxy materials were sent directly to you by the Company.

Street Name Holders. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials were forwarded to you by your bank or broker. The bank or broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct your bank or broker on how to vote the shares held in your account. If you wish to attend the Annual Meeting, you will need to obtain a “legal proxy” from your bank or broker.

Required Vote

A quorum will be present if the holders of a majority of the outstanding shares entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or if you hold your shares in your own name as holder of record and attend the Annual Meeting in person, your shares will be counted as present for the purpose of determining whether there is a quorum. Votes to “withhold,” abstentions and “broker non-votes” (as described below) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting or by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

For the election of the nominees to our Board of Directors, the affirmative vote of a plurality of all the votes cast at the Annual Meeting is sufficient to elect the nominee if a quorum is present. For the approval of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, the affirmative vote of a majority of the shares of our Common Stock cast at the Annual Meeting is required to approve the matter. For the proposal to approve the 2017 Drive Shack Inc. Nonqualified Option and Incentive Award Plan, the affirmative vote of a majority of the shares of our Common Stock cast at the Annual Meeting is required to approve the matter.

Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the rules of the New York Stock Exchange (“NYSE”) from voting on a particular matter. Under NYSE rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. Brokers who do not receive instructions are not entitled to vote on the election of directors or the proposal to approve the 2017 Drive Shack Inc. Nonqualified Option and Incentive Award Plan, but they are entitled to vote on the ratification of the appointment of the independent registered public accounting firm.

A vote “withheld” from a director nominee or a broker non-vote on a director nominee will have no effect on the outcome of the vote because it will not be counted in the number of votes cast on a matter and a plurality of the votes cast at the Annual Meeting is required for the election of each director. Similarly, if you abstain from voting on the ratification of the appointment of the independent registered public accounting firm, your abstention will not affect the outcome because abstentions are not counted as votes cast. For purposes of the vote to approve the 2017 Drive Shack Inc. Nonqualified Option and Incentive Award Plan, abstentions will have the same effect as votes against the proposal, and broker non-votes will have no effect on the outcome of the proposal.

If the enclosed proxy is properly executed and returned to us in time to be voted at the Annual Meeting, it will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of Common Stock represented by the proxy will be voted as follows:

(i)	FOR the election of the Class III nominee and the Class I nominee to our Board of Directors;

(ii)	FOR the approval of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

(iii)	FOR the approval of the 2017 Drive Shack Inc. Nonqualified Option and Incentive Award Plan; and

(iv)	in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

Voting

Stockholders of Record. If you are a stockholder of record, you may instruct the proxies to vote your shares by telephone, by the Internet or by signing, dating and mailing the proxy card in the postage-paid envelope provided. In addition, you may vote your shares of our Common Stock in person at the Annual Meeting.

Street Name Holders. If you are a street name holder, you will receive instructions from your bank or broker that you must follow to be able to attend the Annual Meeting or to have your shares voted at the Annual Meeting.

Right to Revoke Proxy

Stockholders of Record. If you are a stockholder of record, you may revoke your proxy instructions through any of the following methods:

•	send written notice of revocation, prior to the Annual Meeting, to our Secretary, Ms. BoHee Yoon, at Drive Shack Inc., 1345 Avenue of the Americas, 45th Floor, New York, New York 10105;

•	sign, date and mail a new proxy card to our Secretary;

•	dial the number provided on the proxy card and vote again;

•	log onto the Internet site provided on the proxy card and vote again; or

•	attend the Annual Meeting and vote your shares in person.

Street Name Holders. If you are a street name holder, you must contact your bank or broker to receive instructions as to how you may revoke your proxy instructions.

Copies of Annual Report to Stockholders

A copy of our Annual Report on Form 10-K for our most recently completed fiscal year, which has been filed with the Securities and Exchange Commission (the “SEC”) will be mailed to stockholders entitled to vote at the Annual Meeting who have elected to receive a hard copy of the proxy materials and is also available without charge to stockholders upon written request to: Drive Shack Inc., 1345 Avenue of the Americas, 45th Floor, New York, New York 10105, Attention: Investor Relations. You can also find an electronic version of our Annual Report on the Investor Relations section of the Drive Shack website (www.driveshack.com).

Voting Results

Broadridge Financial Solutions, Inc., our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K, which will be filed with the SEC within four business days of the Annual Meeting.

Confidentiality of Voting

We keep all proxies, ballots and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, Broadridge Financial Solutions, Inc., to examine these documents.

Recommendations of the Board of Directors

The Board of Directors recommends a vote:

(i)	FOR the election of the Class III nominee and the Class I nominee to our Board of Directors;

(ii)	FOR the approval of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2017; and

(iii)	FOR the approval of the 2017 Drive Shack Inc. Nonqualified Option and Incentive Award Plan.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The first proposal is to elect one Class III director to serve until the 2020 annual meeting of stockholders and one Class I director to serve until the 2018 annual meeting of stockholders, and until their respective successors are duly elected and qualified.

Our charter authorizes the number of directors to be not less than one, nor more than fifteen. The number of directors on the Board is currently fixed at seven. Our Board of Directors is divided into three classes. The members of each class of directors serve staggered three-year terms.

Our current Board of Directors is classified as follows:

Class	Term Expiration	Director	Age
Class I	2018	Stuart A. McFarland	70
		Alan L. Tyson	60
Class II	2019	Kevin J. Finnerty	62
		Kenneth M. Riis	57
Class III	2017	Wesley R. Edens	55
		Clifford Press	63
		David K. McKown	79

Mr. McKown has been a member of our Board of Directors since November 2002 and has announced that he will not stand for re-election once his term as a Class III director expires at the Annual Meeting. Effective upon the expiration of Mr. McKown’s term, the Board of Directors has fixed the number of directors on the Board at six.

The Board of Directors has unanimously proposed Wesley R. Edens and Clifford Press as nominees for election as a Class III and Class I director, respectively. The director-nominees currently serve on our Board of Directors. If elected at the Annual Meeting, Mr. Edens will hold office until the 2020 annual meeting of stockholders and until his successor is duly elected and qualified, subject to earlier retirement, resignation or removal.  If elected at the Annual Meeting, Mr. Press will hold office until the 2018 annual meeting of stockholders and until his successor is duly elected and qualified, subject to earlier retirement, resignation or removal.

Unless otherwise instructed, we will vote all proxies we receive FOR Wesley R. Edens and Clifford Press. If any of the nominees becomes unable to stand for election as a director, an event that our Board of Directors does not presently expect, the proxy will be voted for a replacement nominee if one is designated by our Board of Directors.

The Board of Directors recommends that you vote FOR the election of Mr. Edens to serve as a Class III director until the 2020 annual meeting of the stockholders, and Mr. Press to serve as a Class I director until the 2018 annual meeting of the stockholders, and until their successors are duly elected and qualified.

Information Concerning Our Directors, Including the Director Nominees

Set forth below is certain biographical information for our directors, including the director-nominees, as well as the month and year each person was first elected as one of our directors.

Each of our directors was selected because of the knowledge, experience, skill, expertise and diversity the director contributes to the Board of Directors as a whole. Our directors have extensive familiarity with our business and experience from senior positions in large, complex organizations. In these positions, they gained core management skills, such as strategic and financial planning, public company financial reporting, corporate governance, risk management, and leadership development. The Nominating and Corporate Governance Committee believes that each of the directors also has key attributes that are important to an effective Board of Directors: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; diversity of origin, background, experience, and thought; and the commitment to devote significant time and energy to service on the Board of Directors and its committees.

Wesley R. Edens Chairman of the Board of Directors since inception
Mr. Edens has been the Chairman of our Board of Directors since its inception and served as our Chief Executive Officer from its inception until February 2007.  He is a principal and a Co-Chairman of the board of directors of Fortress Investment Group LLC (“Fortress”), a global investment management firm and an affiliate of our manager. Mr. Edens has been a principal and a member of the Management Committee of Fortress since co-founding Fortress in May 1998. Mr. Edens is responsible for the private equity and publicly traded alternative investment businesses for Fortress. He is also the Chairman of the board of directors of each of New Media Investment Group Inc., Florida East Coast Railway Corp., New Senior Investment Group Inc., and OneMain Holdings Inc. He is also a director of Intrawest Resorts Holdings Inc. and Mapeley Limited.  Mr. Edens also previously served on the boards of the following publicly traded companies and registered investment companies: Fortress Transportation and Infrastructure Investors LLC from May 2015 to May 2016; Gaming and Leisure Properties Inc. from October 2013 to October 2016; New Residential Investment Corp. from April 2013 to May 2016; Nationstar Mortgage Holdings Inc. from February 2012 to July 2016; Brookdale Senior Living Inc., from September 2005 to June 2014; GAGFAH S.A. from September 2006 to June 2014; PENN National Gaming Inc. from October 2008 to November 2013; GateHouse Media Inc., from June 2005 to November 2013; Aircastle Limited from August 2006 to August 2012; RailAmerica Inc. from November 2006 to October 2012; Whistler Blackcomb Holdings Inc. from October 2010 to November 2012.  Prior to forming Fortress, Mr. Edens was a partner and a managing director of BlackRock Financial Management Inc., where he headed BlackRock Asset Investors, a private equity fund. In addition, Mr. Edens was formerly a partner and a managing director of Lehman Brothers.  Mr. Edens has extensive credit, private equity finance and management expertise, as well as extensive experience as an officer and director of public companies.  These factors and his other qualifications led our Board to conclude that Mr. Edens should serve as a director.

Kevin J. Finnerty Director since August 2005
Mr. Finnerty has been a member of our Board of Directors and a member of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of our Board of Directors since August 2005. Mr. Finnerty is an employee of Mariner Investment Group and the Founding Partner of Galton Capital Group, a residential mortgage credit fund manager. Mr. Finnerty is a former founder and the Managing Partner of F.I. Capital Management, an investment company focused on agency-mortgage related strategies. Previously, Mr. Finnerty was a Managing Director at J.P. Morgan Securities Inc., where he headed the Residential Mortgage Securities Department. Mr. Finnerty joined Chase Securities Inc. in December of 1999. Prior to joining Chase Securities Inc., Mr. Finnerty worked at Union Bank of Switzerland from November 1996 until February 1998, where he headed the Mortgage Backed Securities Department, and at Freddie Mac from January 1999 until June 1999, where he was a Senior Vice President. Between 1986 and 1996, Mr. Finnerty was with Bear Stearns & Co. Inc., where he was a Senior Managing Director and ultimately headed the MBS Department and served as a member of the board of directors from 1993 until 1996. Mr. Finnerty was Co-Chair of the North American People Committee at JPMorganChase and Chairman of the Mortgage and Asset-Backed Division of the Bond Market Association for the year 2003. Mr. Finnerty has been a member of the New Residential Investment Corp. board of directors since April 2013. Mr. Finnerty’s knowledge, skill, expertise and experience as described above, as well as his deep familiarity with our Company, led our Board of Directors to conclude that Mr. Finnerty should be elected to serve as a director.

Stuart A. McFarland Director since October 2002
Mr. McFarland has been a member of our Board of Directors since October 2002, and chairman of the Audit Committee and member of the Nominating and Corporate Governance Committee and Compensation Committee of our Board of Directors since November 2002. Mr. McFarland is a Managing Partner of Federal City Capital Advisors, LLC, where he has worked since 1997. Mr. McFarland was Chairman of Federal City Bancorp, Inc. from 2005 to 2007 and President and Chief Executive Officer of Pedestal Inc., an internet secondary mortgage market trading exchange, from 1997 to 2001. Mr. McFarland was Executive Vice President and General Manager of GE Capital Mortgage Services and President and CEO of GE Capital Asset Management Corporation from 1990 to 1995. Prior to GE Capital, Mr. McFarland was President and CEO of Skyline Financial Services Corp. from 1988 to 1990. Before joining Skyline, Mr. McFarland was President and CEO of National Permanent Federal Savings Bank in Washington, D.C. from 1986 to 1987. From 1981 to 1986, Mr. McFarland was Executive Vice President—Operations and Chief Financial Officer with Fannie Mae (Federal National Mortgage Association). From 1972 to 1981, he was President and Director of Ticor Mortgage Insurance Company in Los Angeles, California. Mr. McFarland serves as a Director and member of the audit committees of the Brookfield Investment Funds and New America High Income Fund, Inc., and as a Director, chairman of the audit committee and member of the compensation committee of New Senior Investment Group Inc. From 2003 to 2013, Mr. McFarland served as a Director and the Lead Independent Director of the Brandywine Funds. Mr. McFarland also serves as a Director and Member of the Executive Committee of the Center for Housing Policy and is a member of the Trustees Council of The National Building Museum. Mr. McFarland’s knowledge, skill, expertise and experience as described above, as well as his deep familiarity with our Company, led our Board of Directors to conclude that Mr. McFarland should be elected to serve as a director.

Clifford Press Director since February 2016
Mr. Press has been a member of our Board of Directors and a member of the Nominating and Corporate Governance Committee of our Board of Directors since February 2016.  Mr. Press has been a Managing Member of Oliver Press Partners, LLC, an investment advisory firm, since March 2005. From 1986 to March 2003, Mr. Press served as a General Partner of Hyde Park Holdings, Inc., a private equity investment firm. From March 2008 to November 2009, Mr. Press served as a director and member of the Governance & Nominating Committee of Coherent Inc. (NASDAQ: COHR), a manufacturer of laser based photonic products. From December 2011 to February 2013, Mr. Press served as a director and member of the Compensation Committee of SeaBright Holdings, Inc. (formerly NYSE:SBX), a holding company whose wholly-owned subsidiary, SeaBright Insurance Company, operates as a specialty provider of multi-jurisdictional workers’ compensation insurance. From 2001 to June 2011, Mr. Press served as a director of GM Network Ltd., a private holding company providing Internet-based digital currency services. Mr. Press received his MA degree from Oxford University and an MBA degree from Harvard Business School. Mr. Press was appointed pursuant to an agreement with BLR Partners LP and its affiliates. Mr. Press’s knowledge, skill, expertise and experience as described above led our Board of Directors to conclude that Mr. Press should be elected to serve as a director.

Kenneth M. Riis Director since February 2007
Mr. Riis has been a member of our Board of Directors since February 2007. Until September 2016, Mr. Riis was our Chief Executive Officer from February 2007, our President since our inception and a Managing Director of our manager, an affiliate of Fortress, since December 2001.  From November 1996 to December 2001, Mr. Riis was an independent consultant for our manager as well as other financial companies. From 1989 to 1996, Mr. Riis was a Principal and Managing Director of the real estate finance group at Donaldson, Lufkin & Jenrette. Mr. Riis’s knowledge, skill, expertise and experience as described above, as well as his deep familiarity with our Company, led the Board of Directors to conclude that Mr. Riis should be elected to serve as a director.

Alan L. Tyson Director since November 2011
Mr. Tyson has been a member of our Board of Directors and a member of the Audit Committee, Nominating and Corporate Governance Committee, and Compensation Committee of our Board of Directors since November 2011. Mr. Tyson retired as Managing Director of Credit Suisse in October 2011, where he worked for 18 years in the Sales and Trading area of the Fixed Income Department of the Investment Bank. Mr. Tyson began his career at L. F. Rothschild, Unterberg Towbin and subsequently worked at Smith Barney and Lehman Brothers before joining Donaldson, Lufkin and Jenrette in 1994, which was acquired by Credit Suisse in 2000. He is also a member of the board of directors of New Residential Investment Group Inc. and is Chairman of the Compensation Committee and serves on the Audit Committee and Nominating and Corporate Governance Committee. Mr. Tyson is currently with Gulfstream CM, LLC, a registered investment advisory firm specializing in Municipal Bonds. He is a graduate of Muhlenberg College. Mr. Tyson’s knowledge, skill, expertise and experience as described above led our Board of Directors to conclude that Mr. Tyson should be elected to serve as a director.

Compensation of Directors

The total annual compensation generally payable to our non-employee directors is $125,000. In addition, we pay an annual fee to the chair of the Audit Committee of the Board of Directors (the “Audit Committee”) of $10,000. All of our non-employee directors are reimbursed for their costs and expenses in attending all meetings of our Board of Directors. New non-employee directors will receive a one-time grant of fully-vested options relating to 333 shares of our Common Stock with an exercise price equal to the fair market value of our Common Stock on the date of grant. These options will be settled in an amount of cash equal to the excess of the fair market value of a share of our Common Stock on the date of exercise over the fair market value on the date of grant, unless a majority of our independent directors (other than the director holding such award) approves settlement in shares. Affiliated directors (Mr. Edens) are not compensated by the Company for their service as directors.

Of the total compensation paid to our non-employee directors, $75,000 is paid in cash (unless a director elects to receive Common Stock in lieu of cash). The remainder is paid in Common Stock. We generally make the grant of Common Stock on the first business day after our annual stockholders’ meeting. The number of shares awarded is based on the fair market value of a share of our Common Stock on the date of grant.

Director Compensation Table for 2016

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	Total
Kevin J. Finnerty(2)	$75,000	$50,000	—	$125,000
Stuart A. McFarland	$85,000	$50,000	—	$135,000
David K. McKown	$75,000	$50,000	—	$125,000
Clifford Press(3)	$64,071	$50,000	$141	$114,212
Kenneth M. Riis	$33,128	—	—	$33,128
Alan L. Tyson(4)	$75,000	$50,000	—	$125,000

(1)
Each non-employee director received an annual award of our Common Stock pursuant to the 2016 Newcastle Investment Corp. Nonqualified Option and Incentive Award Plan (the “2016 Plan”) and the additional terms established by resolution of the Board of Directors effective on the first business day after our annual meeting of stockholders, valued at $50,000 based on the fair market value of a share of our Common Stock on the date of grant. In 2016, such directors accordingly received 11,548 shares of Common Stock.

(2)	In 2016, Mr. Finnerty elected to receive $75,000 of compensation for his services as a director in the form of Common Stock in lieu of cash.
(3)
Mr. Press was appointed to our Board of Directors in February 2016.  Mr. Press elected to receive $26,571 of his pro-rated compensation for his services as a director in the form of Common Stock in lieu of cash, and received an initial option grant to purchase 333 shares of our Common Stock pursuant to our 2015 Plan.  The options were valued at $141 as of the grant date.  The assumptions used in valuing the options were: a 1.8% risk-free rate, 6.0% dividend yield, 30.9% volatility and a 10 year term.

(4)	In 2016, Mr. Tyson elected to receive $75,000 of compensation for his services as a director in the form of Common Stock in lieu of cash.

Determination of Director Independence

At least a majority of the directors serving on the Board of Directors must be independent. For a director to be considered independent, our Board of Directors must determine that the director does not have any direct or indirect material relationship with the Company. The Board of Directors has established categorical standards to assist it in determining director independence, which conform to the independence requirements under the NYSE listing rules. Under the categorical standards, a director will be independent unless:

(a)
within the preceding three years: (i) the director was employed by the Company or its manager; (ii) an immediate family member of the director was employed by the Company or its manager as an executive officer; (iii) the director or an immediate family member of the director received more than $120,000 per year in direct compensation from the Company, its manager or any controlled affiliate of its manager (other than director or committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent on continued service)); (iv) the director was employed by or affiliated with the independent registered public accounting firm of the Company or its manager; (v) an immediate family member of the director was employed by the independent registered public accounting firm of the Company or its manager as a partner, principal or manager; or (vi) an executive officer of the Company or its manager was on the compensation committee of a company which employed the director, or which employed an immediate family member of the director as an executive officer; or

(b)
he or she is an executive officer of another company that does business with the Company and the annual sales to, or purchases from, the Company is the greater of $1 million, or two percent of such other company’s consolidated gross annual revenues.

Whether directors meet these categorical independence tests will be reviewed and will be made public annually prior to our annual meeting of stockholders. The Board of Directors may determine, in its discretion, that a director is not independent notwithstanding qualification under the categorical standards. The Board of Directors has determined that each of Messrs. Finnerty, McFarland, McKown, Press and Tyson are independent for purposes of NYSE Rule 303A and each such director has no material relationship with the Company. In making such determination, the Board of Directors took into consideration, (i) in the case of Mr. Finnerty, that Mr. Finnerty is an independent director and stockholder of New Residential Investment Group Inc., an entity that is managed by the Company’s manager, and where he serves as the Chairman of the Nominating and Corporate Governance Committee and a member of the Audit Committee and the Compensation Committee; Mr. Finnerty received a loan in the amount of $500,000 from each of Mr. Edens and Randal Nardone, our former Secretary, as well as principal, director and Chief Executive Officer of Fortress, in 2009, each of which was repaid in full in 2015; (ii) in the case of Mr. McFarland, that Mr. McFarland is an independent director and stockholder of New Senior Investment Group Inc., an entity that is managed by the Company’s manager and where Mr. McFarland serves as the Chairman of the Audit Committee and a member of the Compensation Committee; (iii) in the case of Mr. Tyson, that Mr. Tyson is an independent director and stockholder of New Residential Investment Group Inc., where he serves as the Chairman of the Compensation Committee and a member of the Audit Committee and Nominating and Corporate Governance Committee; and (iv) that certain directors have invested in the securities of private investment funds or companies managed by or affiliated with the Company’s manager.

Statement on Corporate Governance

We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors (in accordance with the rules of the NYSE). Our Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of the Board of Directors are each composed entirely of independent directors.

We have adopted Corporate Governance Guidelines and a Code of Business Conduct and Ethics, which delineate our standards for our officers and directors and employees of our manager, an affiliate of Fortress. We make available, free of charge through a link on our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the SEC as soon as reasonably practicable after such filing. Our site also contains our Code of Business Conduct and Ethics, Code of Ethics for Principal Executive Officers and Senior Financial Officers, Corporate Governance Guidelines, and the charters of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of our Board of Directors. Our website address is www.driveshack.com. You may also obtain these documents by writing the Company at 1345 Avenue of the Americas, 45th Floor, New York, New York 10105, Attention: Investor Relations.

As mentioned above, the Board of Directors has adopted a Code of Business Conduct and Ethics, which is available on our website, that applies to all employees of our manager who provide services to us, and each of our directors and officers, including our principal executive officer and principal financial officer. The purpose of the Code of Business Conduct and Ethics is to promote, among other things, honest and ethical conduct, full, fair, accurate, timely and understandable disclosure in public communications and reports and documents that the Company files with, or submits to, the SEC, compliance with applicable governmental laws, rules and regulations, accountability for adherence to the Code of Business Conduct and Ethics and the reporting of violations thereof.

The Company has also adopted a Code of Ethics for Principal Executive Officers and Senior Financial Officers, which is available on our website and which sets forth specific policies to guide the Company’s senior officers in the performance of their duties. The Code of Ethics for Principal Executive Officers and Senior Financial Officers supplements the Code of Business Conduct and Ethics described above. The Company intends to disclose any changes in or waivers from its Code of Ethics for Principal Executive Officers and Senior Financial Officers by posting such information on our website.

The Company does not have a policy to separate the roles of Chief Executive Officer and Chairman of the Board of Directors, as the Board of Directors believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Mr. Edens served as the Company’s Chief Executive Officer and Chairman of the Board of Directors until February 2007. Since that time, Mr. Edens has served solely as Chairman of the Board of Directors, an arrangement that allows us to profit from his extensive knowledge of the Company and its industry. Our current Chief Executive Officer, Sarah L. Watterson, does not serve as a director, a structure that permits her to focus on the management of the Company’s day-to-day operations while still fostering communication between the Company’s management and the Board of Directors. The Company does not have a lead independent director.

Board and Committee Meetings

During the year ended December 31, 2016, our Board of Directors held 14 meetings. No director (other than Mr. Edens) attended fewer than 75 percent of all meetings of our Board of Directors and the committees on which such director served. The Board of Directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. During 2016, the Audit Committee met five times, the Compensation Committee met two times and the Nominating and Corporate Governance Committee met two times. Although director attendance at the Company’s annual meeting each year is encouraged, the Company does not have an attendance policy.

Audit Committee. Our Board of Directors has a standing Audit Committee composed entirely of independent directors. The current members of the Audit Committee are Messrs. Finnerty, McFarland (Chairman), McKown and Tyson, each of whom has been determined by our Board of Directors to be independent in accordance with the rules of the NYSE and the SEC’s audit committee independence standards. The purpose of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries, including, without limitation, assisting the Board of Directors’ oversight of (a) the integrity of the Company’s financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the Company’s independent registered public accounting firm’s qualifications and independence; and (d) the performance of the Company’s independent registered public accounting firm and the Company’s internal audit function. The Audit Committee is also responsible for appointing the Company’s independent registered public accounting firm and approving the terms of the registered public accounting firm’s services. The Audit Committee operates pursuant to a charter, which is available on our website, www.driveshack.com. You may also obtain the charter by writing the Company at 1345 Avenue of the Americas, 45th Floor, New York, New York 10105, Attention: Investor Relations.

The Board of Directors has determined that Mr. McFarland qualifies as an “Audit Committee Financial Expert” as defined by the rules of the SEC. The Board of Directors has also determined that Mr. McFarland’s simultaneous service on the audit committees of Brookfield Investment Funds, New America High Income Fund, Inc. and New Senior Investment Group Inc. would not impair his ability to effectively serve on the Audit Committee. As noted above, our Board of Directors has determined that Mr. McFarland is independent under NYSE and SEC standards.

The Company’s risk management is overseen by the Chief Executive Officer, who receives reports directly from other officers and individuals who perform services for the Company. Material risks are identified and prioritized by management, and material risks are periodically discussed with the Board of Directors. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, including risks and contingencies associated with each area. In addition to the formal compliance program, the Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

Compensation Committee. The members of the Compensation Committee are Messrs. Finnerty, McFarland, McKown (Chairman) and Tyson, each of whom has been determined by our Board of Directors to be independent in accordance with the rules of the NYSE. The Compensation Committee is responsible for overseeing the annual review of the management agreement with the Company’s manager, administering and approving the grant of awards under any incentive compensation plan, including any equity-based plan, of the Company and making recommendations to the Board of Directors regarding director compensation. The charter of the Compensation Committee is available on our website, at www.driveshack.com. You may also obtain the charter by writing the Company at 1345 Avenue of the Americas, 45th Floor, New York, New York 10105, Attention: Investor Relations.

During 2016, the Company did not pay any cash compensation to its executive officers. The Compensation Committee conducted its annual review of the management agreement, after which it advised the full Board of Directors that, in its view, there was no contractual basis for the independent directors to recommend a termination of the management agreement and that the management fees earned by our manager are fair.

Each member of the Compensation Committee is a “non-employee director” as defined under Rule 16b-3 of the Exchange Act and is also an “outside director” as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), as well as being an independent director under the NYSE listing standards and other applicable laws, rules and regulations.

Nominating and Corporate Governance Committee. Our Board of Directors has a standing Nominating and Corporate Governance Committee composed entirely of independent directors. The current members of the Nominating and Corporate Governance Committee are Messrs. Finnerty (Chairman), McFarland, McKown, Press and Tyson, each of whom has been determined by our Board of Directors to be an independent director in accordance with the rules of the NYSE. The functions of the Nominating and Corporate Governance Committee include, without limitation, the following: (a) recommending to the Board of Directors individuals qualified to serve as directors of the Company and on committees of the Board of Directors; (b) advising the Board of Directors with respect to Board composition, procedures and committees; (c) advising the Board of Directors with respect to the corporate governance principles applicable to the Company; and (d) overseeing the evaluation of the Board of Directors. The charter of the Nominating and Corporate Governance Committee is available on our website, at www.driveshack.com. You may also obtain the charter by writing the Company at 1345 Avenue of the Americas, 45th Floor, New York, New York 10105, Attention: Investor Relations.

The Nominating and Corporate Governance Committee, as required by the Company’s Bylaws, will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee will take into consideration the needs of the Board of Directors and the qualifications of the candidate and may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

The Company’s Bylaws provide certain procedures that a stockholder must follow to nominate persons for election to the Board of Directors. Nominations for director at an annual stockholder meeting must be submitted in writing to the Company’s Secretary at Drive Shack Inc., 1345 Avenue of the Americas, 45th Floor, New York, New York 10105. The Secretary must receive the notice of a stockholder’s intention to introduce a nomination at an annual stockholders’ meeting (together with certain required information set forth in the Company’s Bylaws) within the time frames set forth below under “Advance Notice for Stockholder Nominations and Proposals for 2018 Annual Meeting.”

The Nominating and Corporate Governance Committee believes that the qualifications for serving as a director of the Company are, taking into account such person’s familiarity with the Company, possession of such knowledge, experience, skills, expertise, integrity and diversity as would enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, the ability of committees of the Board of Directors to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or NYSE rule.

In addition to considering a director-candidate’s background and accomplishments, the process for identifying and evaluating all nominees includes a review of the current composition of the Board of Directors and the evolving needs of our business. The Nominating and Corporate Governance Committee will identify potential nominees by asking current directors and executive officers to notify the Nominating and Corporate Governance Committee if they become aware of suitable candidates. The Nominating and Corporate Governance Committee also may, from time to time, engage firms that specialize in identifying director candidates. As described above, the Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders. Our evaluation of nominees does not necessarily vary depending on whether or not the nominee was nominated by a stockholder. In considering candidates submitted by stockholders, the Nominating and Corporate Governance Committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. We do not have a formal policy with regard to the consideration of diversity in identifying director-nominees, but the Nominating and Corporate Governance Committee strives to nominate individuals with a variety of complementary skills. The Nominating and Corporate Governance Committee assesses its achievement of diversity through the review of the Board’s composition as part of the Board’s annual self-assessment process.

Stockholder Communications with Directors

The Company provides the opportunity for stockholders and interested parties to communicate with our directors. You can contact our Board of Directors to provide comments, to report concerns, or to ask a question, at the following address:

Drive Shack Inc.
Secretary
1345 Avenue of the Americas, 45th Floor
New York, New York 10105

Stockholders may contact the non-management directors (including the director who presides over the executive sessions of non-management directors, or the non-management directors as a group, or the Audit Committee as a group) at the address above or at the following email address: NonManagementDirectors@driveshack.com.

All communications received as set forth in the preceding paragraph will be opened by the Legal and Compliance Departments of our manager, for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board of Directors or any group or committee of directors, sufficient copies of the contents will be made for each director who is a member of the group or committee to which the envelope or e-mail is addressed. Concerns relating to accounting, internal controls or auditing matters are brought to the attention of the Chairman of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters.

REPORT OF THE AUDIT COMMITTEE

In accordance with and to the extent permitted by the rules of the SEC, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of the Company’s future filings made under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”).

The Audit Committee operates under a written charter approved by the Board of Directors, consistent with the corporate governance rules issued by the SEC and the NYSE. The Audit Committee’s charter is available on the Company’s website at www.driveshack.com. The members of the Audit Committee hold executive sessions during the course of the year.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate in accordance with generally accepted accounting principles. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the Company’s internal controls over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal control over financial reporting and any significant deficiencies or material weaknesses.

The Audit Committee has reviewed and discussed with management the audited financial statements in the annual report to stockholders.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard 1301, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”), other standards of the PCAOB, rules of the SEC and other applicable regulations, including the auditor’s judgment as to the quality, not just the acceptability, of the accounting principles, the consistency of their application and the clarity and completeness of the audited financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable PCAOB requirements, and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors agreed) that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2016, for filing with the SEC. The Audit Committee and the Board of Directors also have recommended, subject to stockholder approval, the selection of the Company’s independent registered public accounting firm for fiscal year 2017.

The Audit Committee

Stuart A. McFarland, Chairman
Kevin J. Finnerty
David K. McKown
Alan L. Tyson

Executive Sessions of Non-Management Directors

Executive sessions of the non-management directors occur during the course of the year. “Non-management directors” include all directors who are not officers of the Company or employees of the Company’s manager. The non-management director presiding at those sessions may rotate from meeting to meeting among the chair of each of the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee, to the extent the director is present at the executive session.

EXECUTIVE OFFICERS

The following table shows the names and ages of our executive officers and the positions held by each individual. A description of the business experience of each for at least the past five years follows the table.

Name	Age	Position
Sarah L. Watterson	29	Chief Executive Officer and President
Lawrence A. Goodfield, Jr.	38	Chief Financial Officer, Chief Accounting Officer and Treasurer
Sara A. Yakin	30	Chief Operating Officer

Sarah L. Watterson has been our Chief Executive Officer and President since September 2016. Ms. Watterson is a Managing Director in the Private Equity group of our manager, which is an affiliate of Fortress.  Ms. Watterson works with a number of Fortress-managed businesses, including other leisure investments, and has meaningful experience in the Lodging, Gaming and Leisure industry.  Prior to joining Fortress in 2011, Ms. Watterson worked at Goldman Sachs where she was a member of the global securities team.  Ms. Watterson graduated Summa Cum Laude from Cornell University with a Bachelor of Science in Applied Economics and Management.

Lawrence A. Goodfield, Jr. has been our Chief Financial Officer, Chief Accounting Officer and Treasurer since September 2016. Mr. Goodfield also serves as a Managing Director in Fortress’ Private Equity group. He was previously Senior Vice President and Controller at W.P. Carey Inc., a leading global net-lease REIT that provides a long-term sale-leaseback and built-to-suit financing resolutions to companies worldwide, from January through September 2016, where he was responsible for directing accounting, financial reporting and internal controls. From 2001 through 2015 Mr. Goodfield was employed by PricewaterhouseCoopers LLP where he served in both audit and advisory practices and specialized in real estate. Mr. Goodfield received a B.S. in Accounting from Pennsylvania State University and is a Certified Public Accountant.

Sara A. Yakin has been our Chief Operating Officer since September 2016. Ms. Yakin is a Managing Director in Fortress’ Private Equity group.  Ms. Yakin is actively involved with Drive Shack’s golf business and other leisure investments.  Since joining Fortress in 2013, Ms. Yakin has worked with a number of operating businesses owned or managed by Fortress, including New Media Investment Group Inc. (NYSE: NEWM).  Prior to joining Fortress, Ms. Yakin worked at Barclays Bank PLC in its sales and trading division from 2008 to 2013.  Ms. Yakin graduated Magna Cum Laude from Cornell University with a Bachelor of Science from the Department of Communication.

EXECUTIVE AND MANAGER COMPENSATION

Compensation Discussion and Analysis

Introduction

Each of our officers is an employee of our manager or an affiliate of our manager. Our officers are compensated by our manager (or the applicable affiliate) and do not receive any compensation directly from us. We do not reimburse our manager or any of its affiliates for the compensation of any of our officers and do not make any decisions regarding the compensation of our officers.  For a description of our manager’s compensation, please refer to the section entitled “Certain Relationships and Related Transactions—Management Agreement.”

In accordance with our management agreement, our officers devote such portion of their time to our affairs as is required for the performance of the duties of our manager under the management agreement. As a result, certain of our officers from time to time may be exclusively dedicated to performing services to us and thus not provide any other significant services to our manager, while other of our officers are not exclusively dedicated to us and perform services for our manager that are unrelated to our affairs.

Our Chief Executive Officer and President, Sarah L. Watterson, and our Chief Operating Officer, Sara A Yakin, devoted a substantial portion of their time to the Company following their respective appointments as officers in September 2016, although they did not exclusively provide services to us during that period.  Since our manager compensates Ms. Watterson and Ms. Yakin based on the overall value of the various services that they perform to our manager, our manager is not able to segregate and identify any portion of the compensation awarded to them as relating solely to service performed for us.  Accordingly, we have not included any information relating to the compensation paid to Ms. Watterson or Ms. Yakin by our manager in respect of 2016 in the “Summary Compensation Table,” below. Nevertheless, to the extent that Ms. Watterson or Ms. Yakin have been awarded options relating to shares of our Common Stock as part of their overall compensation, we have disclosed those holdings under the “Outstanding Option Awards as of December 31, 2016” table and “Option Exercises for 2016” table, below.

Our Chief Financial Officer, Chief Accounting Officer and Treasurer, Lawrence A. Goodfield, Jr., was exclusively dedicated to providing services to us following his appointment as an officer in September 2016.  Accordingly, our manager has determined that the entire amount of the compensation that it paid to Mr. Goodfield in or in respect of the period commencing on his appointment as an officer and ending on December 31, 2016 was for services that he performed for us and we have therefore reported that compensation in the “Summary Compensation Table,” below.

Compensation for 2016

All of the decisions regarding Mr. Goodfield’s compensation are made by the manager and neither the Company nor Mr. Goodfield have any role in determining any aspect of his compensation with the manager. Our manager used the following compensation elements in 2016 as tools to reward and retain Mr. Goodfield:

•	Base Salary — Our manager paid Mr. Goodfield a base salary of $53,788 in 2016 to assist him with paying basic living expenses during the calendar year; and

•	Bonus — Our manager paid Mr. Goodfield a bonus of $100,000 in early 2017 for services he provided in respect of 2016.

Additional Details on Executive Compensation

Summary Compensation Table

The following table provides additional information regarding the compensation earned by Lawrence A. Goodfield, Jr., our Chief Financial Officer, Chief Accounting Officer and Treasurer, in respect of 2016, which in each case was determined and paid by our manager.  As described in more detail above, our manager is not able to segregate and identify any portion of the compensation earned by our Chief Executive Officer and President, Sarah L. Watterson, and our Chief Operating Officer, Sara A Yakin, in respect of 2016 as relating solely to services performed for us, and therefore this Summary Compensation Table does not include any compensation for Ms. Watterson or Ms. Yakin.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)(1)	Total ($)
Lawrence A. Goodfield, Jr. Chief Financial Officer, Chief Accounting Officer and Treasurer	2016	53,788	100,000	99	153,887

(1)	The amount in this column consists of $99 of life insurance premiums paid by the manager.

Grants of Plan-Based Awards in 2016

We may, from time to time, at the discretion of the Compensation Committee of the Board of Directors, grant options relating to shares of our Common Stock or other equity interests in us to an affiliate of our manager, who may in turn assign a portion of the options to its employees, including our officers. Any such option awards assigned to employees of our manager, including our officers (“Tandem Options”), correspond on a one-to-one basis with the options granted to our manager, such that exercise by an employee of the Tandem Option would result in the corresponding option held by our manager being cancelled.  Any Tandem Options will be settled in an amount of cash equal to the excess of the fair market value of a share of our Common Stock on the date of exercise over the fair market value on the date of grant, unless advance approval is given to settle the options in shares. In 2016, we did not grant any options to our manager and our officers did not receive any Tandem Options.

Outstanding Option Awards as of December 31, 2016

As of December 31, 2016, there were no outstanding Tandem Options held by any of our officers.

Option Exercises for 2016

The following table summarizes the value realized from the exercise of Tandem Options that were granted to Ms. Watterson prior to 2016 and exercised by her during 2016.

	Option Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)(1)
Sarah L. Watterson	11,271	51,283

(1)          The value realized on exercise is equal to the excess of the value of a share on the date of exercise over the pre-share exercise price of the option, multiplied by the number of shares acquired on exercise.  Advance approval to settle these options in shares instead of cash was received and these options were therefore settled in shares.

Potential Payments Upon Change-in-Control or Termination

Mr. Goodfield is not entitled to any severance payments or benefits upon termination of his employment with our manager and its affiliates, whether occurring prior to or following a change in control of the Company or Fortress Investment Group LLC.

2016 Drive Shack Inc. Nonqualified Stock Option and Incentive Award Plan

The 2016 Plan was adopted by the Board of Directors on April 7, 2016 and subsequently approved by our stockholders at our 2016 annual stockholders’ meeting. We replaced the 2015 Newcastle Investment Corp. Nonqualified Option and Incentive Award Plan (the “2015 Plan”) with the 2016 Plan. The 2016 Plan expired on April 7, 2017, and we intend to replace the 2016 Plan with the 2017 Nonqualified Option and Incentive Award Plan (the “2017 Plan”), if such plan is approved by our stockholders. For information on the proposal to adopt the 2017 Plan, see “Proposal No. 3—Approval of the 2017 Nonqualified Option and Incentive Award Plan” below. All outstanding options granted under the 2012 Newcastle Investment Corp. Nonqualified Stock Option and Incentive Award Plan (the “2012 Plan”), 2014 Newcastle Investment Corp. Nonqualified Stock Option and Incentive Award Plan (the “2014 Plan”), 2015 Plan and 2016 Plan continue to be subject to the terms and conditions set forth in the agreements evidencing such options and the terms of the 2012 Plan, 2014 Plan, 2015 Plan and 2016 Plan, respectively.

As of March 31, 2017, our manager, through an affiliate, had been granted options relating to 5,827,248 shares (excluding options granted to our manager that have expired), which were issued in connection with our equity offerings (and certain equitable adjustments) since 2002. Certain of these options have been, and in the future may be, assigned from time to time to employees of our manager or its affiliates as Tandem Options, exercised or forfeited.

Risk Management

Our officers receive compensation from our manager based on their services both to us and to other entities, making their compensation unlikely to directly promote unreasonable risk-taking in the management of our business. Additionally, we grant options to our manager in connection with our equity offerings to align our manager’s interests with the interests of our stockholders while avoiding an emphasis purely on equity compensation. Based on the assessment of these factors, we concluded that we have a balanced compensation program that does not promote excessive risk taking.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the 2016 Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the Company’s management.

Based on this review and their discussions, the Compensation Committee has recommended to the Board of Directors that the 2016 Compensation Discussion and Analysis be included in the Proxy Statement for the 2017 Annual Meeting of Stockholders to be filed with the SEC.

The Compensation Committee

David K. McKown, Chairman
Kevin J. Finnerty
Stuart A. McFarland
Alan L. Tyson

Compensation Committee Interlocks and Insider Participation

None.

Equity Compensation Plan Information

The following table summarizes the total number of outstanding securities in the incentive plans and the number of securities remaining for future issuance, as well as the weighted average strike price of all outstanding securities as of December 31, 2016.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (#)		Weighted Average Strike Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under the Equity Compensation Plans (#)
Equity Compensation Plan Approved by Security Holders:
Newcastle Investment Corp. Nonqualified Stock Option and Incentive Award Plan	978,931		$2.44	—
2012 Newcastle Investment Corp. Nonqualified Stock Option and Incentive Award Plan	2,893,078		2.45	25,820	(2)
2014 Newcastle Investment Corp. Nonqualified Stock Option and Incentive Award Plan	765,416		4.01	—	(3)
2015 Newcastle Investment Corp. Nonqualified Option and Incentive Award Plan	333		3.78	—	(4)
2016 Newcastle Investment Corp. Nonqualified Option and Incentive Award Plan	—		N/A	220,462	(5)
Total Approved	4,637,758	(1)	$2.71	246,282
Equity Compensation Plan Not Approved by Security Holders:	—		—	—

(1)
Includes options relating to (i) 4,631,124 shares held by an affiliate of our manager, (ii) 6,301 shares granted to our manager and assigned to service providers to our manager and (iii) 333 shares held by Mr. Press, but does not include options relating to 489,148 shares granted to an affiliate of our manager with a strike price of $3.57 per share that were not issued pursuant to an equity compensation plan.

(2)
The maximum available for issuance in the aggregate over the term of the 2012 Plan is 3,333,333 shares, and no award shall be granted on or after May 7, 2022 (but awards granted may extend beyond this date). The number of securities remaining available for future issuance is net of (i) an aggregate of 13,312 shares of our Common Stock awarded to our directors, other than Mr. Edens and Mr. Riis, representing the aggregate annual automatic award of fully vested shares of our Common Stock to each such director for the periods subsequent to the adoption of the 2012 Plan and prior to the adoption of the 2014 Plan and (ii) an aggregate of 3,294,201 options which have been previously granted under the 2012 Plan.

(3)
The maximum available for issuance in the aggregate over the term of the 2014 Plan was 166,666 shares, and no award (other than a tandem award) may be granted under the 2014 Plan following April 8, 2015 (but awards granted prior to the expiration date may extend beyond this date).

(4)
The maximum available for issuance in the aggregate over the term of the 2015 Plan was 300,000 shares, and no award (other than a tandem award) may be granted under the 2015 Plan following April 16, 2016 (but awards granted prior to the expiration date may extend beyond this date).

(5)
The maximum available for issuance in the aggregate over the term of the 2016 Plan was 300,000 shares, and no award (other than a tandem award) may be granted under the 2016 Plan following April 7, 2017 (but awards granted prior to the expiration date may extend beyond this date). The number of securities remaining available for future issuance is net of (i) an aggregate of 79,538 shares of our Common Stock awarded to our directors, other than Mr. Edens, representing the aggregate annual automatic award of fully vested shares of our Common Stock to each such director for the periods subsequent to the adoption of the 2016 Plan.  There were no options previously granted under the 2016 Plan.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Listed in the following table is certain information with respect to the beneficial ownership of shares of our Common Stock as of March 31, 2017 by each person known by us to be the beneficial owner of more than five percent of our Common Stock, and by each of our directors, director nominees and executive officers, both individually and as a group.

For purposes of this Proxy Statement, a “beneficial owner” means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(i)  voting power, which includes the power to vote, or to direct the voting of, shares of our Common Stock; and/or

(ii) investment power, which includes the power to dispose of, or to direct the disposition of, shares of our Common Stock.

A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security at any time within 60 days.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Wesley R. Edens(3)	4,675,946	6.6%
Kevin J. Finnerty(4)	126,920	*
Stuart A. McFarland(4)	31,093	*
David K. McKown(4)	27,227	*
Clifford Press(4)	17,583	*
Kenneth M. Riis(4)	156,263	*
Alan L. Tyson(4)	75,069	*
Sarah L. Watterson(4)	18,206	*
Lawrence A. Goodfield, Jr.(4)	—	*
Sara A. Yakin(4)	—	*
The Vanguard Group(5)	4,366,587	6.5%
Fortress Investment Group LLC and certain affiliates(6)	4,102,511	5.8%
All directors, nominees and executive officers as a group (10 persons)	5,128,307	7.2%

*	Denotes less than 1%.
(1)
The address of all officers and directors listed above, and of Fortress Investment Group LLC and certain affiliates, are in the care of Fortress Investment Group LLC, 1345 Avenue of the Americas, 45th Floor, New York, New York 10105.

(2)	Percentages shown assume the exercise by such persons of all options to acquire shares of our Common Stock that are exercisable within 60 days of March 31, 2017, and no exercise by any other person.
(3)
Includes 4,675,946 shares over which Mr. Edens has sole voting and investment power (including 1,517,280 shares held by Mr. Edens directly and 3,142,000 shares held in a family trust for which he serves as trustee) and 16,666 shares held in a charitable trust for which he serves as a trustee and over which he has shared voting and investment power. Does not include: (i) shares beneficially owned by Fortress Operating Entity I, LP (“FOE I”), as described in footnote 6; (ii) 775 shares held by Mr. Edens’ spouse; or (iii) 16,666 shares held in a charitable trust of which his spouse is sole trustee, in respect of which Mr. Edens disclaims beneficial ownership.

(4)
Includes with respect to each of these individuals the following number of shares issuable upon the exercise of options that are exercisable within 60 days of March 31, 2017: Finnerty—0; McFarland—0; McKown—0; Press—333; Riis—0; Tyson—0; Watterson—0; Goodfield—0; and Yakin—0. Effective as of September 21, 2016, Ms. Watterson is Chief Executive Officer, Mr. Goodfield is Chief Financial Officer and Chief Accounting Officer and Ms. Yakin is Chief Operating Officer.  Mr. Riis, Ms. Cheng and Mr. Nardone resigned as executive officers of the Company effective as of September 26, 2016.

(5)
Sole voting power in respect of 24,843 shares; shared voting power in respect of 6,851 shares; sole investment power in respect of 4,338,745 shares; and shared investment power in respect of 27,842 shares, as stated in a Schedule 13G/A filed with the SEC on February 9, 2017. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, PA 19355.

(6)
Shared voting and investment power in respect of 4,102,511 shares. Includes 172,848 shares held by FOE I and 3,929,663 shares issuable upon the exercise of options held by FOE I that are exercisable within 60 days of March 31, 2017. Mr. Edens, on the basis of his relationship with FOE I, may participate in FOE I’s voting and investment decisions in respect of these shares and options, but disclaims beneficial ownership thereof.

Section 16(a) of Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, executive officers and persons beneficially owning more than ten percent of a registered class of a company’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC and the NYSE.

To our knowledge, based solely on review of the copies of such reports furnished to us during the year ended December 31, 2016, all reports required to be filed by our directors, executive officers and greater-than-ten-percent owners were timely filed in compliance with the Section 16(a) filing requirements, other than one Form 4 reporting one transaction for Mr. Press, which was filed late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Transactions with Related Persons

SEC rules define “transactions with related persons” to include any transaction in which the Company is a participant, the amount involved exceeds $120,000, and in which any “related person,” including any officer, director, nominee for director or beneficial holder of more than 5% of any class of our voting securities or an immediate family member of any of the foregoing, has a direct or indirect material interest. The Company adopted a written policy that outlines procedures for approving transactions with related persons, and the independent directors review and approve or ratify such transactions pursuant to the procedures outlined in this policy.   In determining whether to approve or ratify a transaction with a related person, the independent directors will consider a variety of factors they deem relevant, such as: the terms of the transaction; the terms available to unrelated third parties; the benefits to the Company; and the availability of other sources for comparable assets, products or services. The independent directors have also adopted standing pre-approvals under the policy for specified categories of transactions, including investments in securities offerings and participation in other investment opportunities generally made available to our manager’s employees.

Amended and Restated Management Agreement

We are party to a management agreement with an affiliate of Fortress, pursuant to which our manager provides for a management team and other professionals who are responsible for implementing our business strategy, subject to the supervision of our Board of Directors. In connection with our decision to terminate our election to be treated as a real estate investment trust (“REIT”), we and our manager entered into an amended and restated management agreement, effective January 1, 2017, which was approved by the disinterested members of our Board of Directors. As previously disclosed, this agreement reflects our Investment Guidelines, the removal of any REIT-related compliance requirements, the decision to change our name to Drive Shack Inc., effective December 28, 2016, as well as updated references to the issuance of “ordinary” shares instead of the “REIT” share naming convention.

Our manager is responsible for, among other things, (i) setting investment criteria in accordance with broad investment guidelines adopted by our Board of Directors, (ii) sourcing, analyzing and executing acquisitions, (iii) providing financial and accounting management services and (iv) performing other duties as specified in the management agreement. The Chairman of our Board of Directors, Mr. Edens, also serves as Co-Chairman of Fortress and as an officer of our manager. As of March 31, 2017, Mr. Edens owned a 16.4% voting interest in Fortress.

We pay our manager an annual management fee equal to 1.5% of our gross equity. Gross equity, as defined in the management agreement, is generally equal to the aggregate of the net proceeds from all equity offerings made by the Company, reduced for any return of capital distributions made by the Company, and adjusted for any stock splits, stock dividends or similar transactions. In computing the management fee for a particular period, the weighted average gross equity of the Company for that period is used, weighted based upon the number of days a particular transaction impacted gross equity during the period and upon the size of such transaction(s). The management fee for 2016 was computed as the weighted average gross equity for 2016 multiplied by 1.5%.

To provide an incentive for our manager to enhance the value of our Common Stock, our manager is entitled to receive an annual incentive return (the “Incentive Compensation”) on a cumulative, but not compounding, basis in an amount equal to the product of (A) 25% of the dollar amount by which (1) (a) our funds from operations, as defined (before the Incentive Compensation) per share of Common Stock (based on the weighted average number of shares of Common Stock outstanding) plus (b) gains (or losses) from debt restructuring and from sales of property per share of Common Stock (based on the weighted average number of shares of Common Stock outstanding), exceed (2) an amount equal to (a) the weighted average of the book value per share of Common Stock of the net assets transferred to us on or prior to July 12, 2002, by Newcastle Investment Holdings Corp., and the price per share of Common Stock in any of our subsequent offerings (adjusted for prior capital dividends or capital distributions) multiplied by (b) a simple interest rate of 10% per annum multiplied by (B) the weighted average number of shares of our Common Stock outstanding during such period. Our manager earned no Incentive Compensation during 2016.

The management agreement provides for automatic one-year extensions. Our independent directors review our manager’s performance annually, and the management agreement may be terminated annually upon the affirmative vote of at least two-thirds of our independent directors, or by a vote of the holders of a majority of the outstanding shares of our Common Stock, based upon unsatisfactory performance that is materially detrimental to us or a determination by our independent directors that the management fee earned by our manager is not fair, subject to our manager’s right to prevent such a termination by accepting a mutually acceptable reduction of fees. Our manager would be provided with 60 days’ prior notice of any such termination and paid a termination fee equal to the amount of the management fee earned by our manager during the twelve-month period preceding such termination, which may make it more difficult for us to terminate the management agreement. Following any termination of the management agreement, we have the option to purchase our manager’s right to receive the Incentive Compensation at a cash price equal to the amount of the Incentive Compensation that would be paid to our manager if our assets were sold for cash at their then current fair market value (as determined by an appraisal, taking into account, among other things, the expected future value of the underlying investments) or otherwise we may continue to pay the Incentive Compensation to our manager. In addition, were we to not purchase our manager’s Incentive Compensation, our manager may require us to purchase the same at the price discussed above. In addition, the management agreement may be terminated by us at any time for cause.

We may, from time to time, at the discretion of the Compensation Committee of the Board of Directors, grant options relating to shares of our Common Stock or other equity interests in us to an affiliate of our manager, who may in turn assign a portion of the options to its employees, including our officers. Options granted to an affiliate of our manager will be settled in an amount of cash equal to the excess of the fair market value of a share of our Common Stock on the date of exercise over the fair market value on the date of grant, unless a majority of our independent directors approves settlement in shares. Options assigned by an affiliate of our manager to our officers will be settled in an amount of cash equal to the excess of the fair market value of a share of our Common Stock on the date of exercise over the fair market value on the date of grant, unless one of our authorized officers other than the optionholder or, in the case of options held by Ms. Watterson, an independent director approves settlement in shares.

Below is a summary of the fees and other amounts earned by our manager in connection with services performed for us during fiscal year 2016.

2016
Management Fee(1)	$10,203,721
Expense Reimbursements(2)	$500,000
Incentive Compensation(3)	$—

(1)
We pay our manager an annual management fee equal to 1.5% of our gross equity, as defined in our management agreement. Our manager uses the proceeds from its management fee in part to pay compensation to its officers and employees who, notwithstanding that certain of them also are our officers, receive no cash compensation directly from us.

(2)
The management agreement provides that we will reimburse our manager for various expenses incurred by our manager or its officers, employees and agents on our behalf, including costs of legal, accounting, tax, auditing, administrative and other similar services rendered for us by providers retained by our manager or, if provided by our manager’s employees, in amounts which are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis; certain of such services are provided by our manager. The management agreement provides that such costs shall not be reimbursed in excess of $500,000 per annum. We also pay all of our operating expenses, except those specifically required to be borne by our manager under the management agreement. Our manager is responsible for all costs incident to the performance of its duties under the management agreement, including compensation of our manager’s employees, rent for facilities and other “overhead” expenses. The expenses required to be paid by us include, but are not limited to, issuance and transaction costs incident to the acquisition, disposition and financing of our investments, legal and auditing fees and expenses, the compensation and expenses of our independent directors, the costs associated with the establishment and maintenance of any credit facilities and other indebtedness of ours (including commitment fees, legal fees, closing costs, etc.), expenses associated with other securities offerings of ours, the costs of printing and mailing proxies and reports to our stockholders, costs incurred by employees of our manager for travel on our behalf, costs associated with any computer software or hardware that is used solely for us, costs to obtain liability insurance to indemnify our directors and officers, the compensation and expenses of our transfer agent and fees payable to the NYSE.

(3)
Our manager is entitled to receive the Incentive Compensation pursuant to the terms of the management agreement with us. The purpose of the Incentive Compensation is to provide an additional incentive for our manager to achieve targeted levels of funds from operations (including gains and losses) and to increase our stockholder value. Our Board of Directors may request that our manager accept all or a portion of its Incentive Compensation in shares of our Common Stock, and our manager may elect, in its discretion, to accept such payment in the form of shares, subject to limitations that may be imposed by the rules of the NYSE or otherwise.

Tax Benefits Preservation Plan

On December 7, 2016, we entered into a Tax Benefits Preservation Plan (the “Tax Plan”) with American Stock Transfer and Trust Company, LLC, as rights agent, which is intended to help protect our ability to use our tax net operating losses and certain other tax assets by deterring an “ownership change” (as defined under Section 382 of the Code). Under the terms of the Tax Plan, in general, if a person or group acquires beneficial ownership of 4.9% or more of the outstanding shares of our Common Stock without prior approval of our Board of Directors or without meeting certain exceptions (an “Acquiring Person”), the rights would become exercisable and our stockholders (other than the Acquiring Person) will have the right to purchase securities from us at a discount to such securities’ fair market value, thus causing substantial dilution to the Acquiring Person. The Tax Plan provides for certain exemptions to the definition of “Acquiring Person” as provided therein, including exempting Fortress or any subsidiary or principal thereof (which includes Mr. Edens) or any associate of any such principal (the “Fortress Holders”); provided that the foregoing exemption (i) shall apply only to the extent that the Company does not undergo an “owner shift” (as defined in Section 382 of the Code) of 10% or more as a result of beneficial ownership of Company securities by any one or more Fortress Holders and (ii) may be revoked at any time by the disinterested members of our Board of Directors as to future acquisitions.

Other Related Party Transactions

In April 2010, we made a cash investment of $75.0 million through two of our collateralized debt obligations in a new loan to Intrawest Cayman L.P. and its subsidiaries (“Intrawest”), which is a portfolio company of a private equity fund managed by an affiliate of our manager. In addition, Mr. Edens is a director of Intrawest and has an indirect ownership interest in Intrawest. Interest on the loan is accrued and deferred until maturity in 2019. In accordance with the loan agreement, as of April 24, 2015, the accrued and deferred interest rate stepped-up from 15.55% to 22.50%.  On September 23, 2016, the Company received a $109.9 million pay down on this loan. The face amount of the loan was $61.0 million as of December 31, 2016.

A principal of the manager owned or leased aircraft that the Company chartered from a third-party aircraft operator for business purposes in the course of operations. The Company paid the aircraft operator market rates for the charters. The amounts totaled $0.1 million for the year ended December 31, 2016.

From time to time, our directors and officers purchase shares of our Common Stock in connection with public offerings of our Common Stock. Such purchases are made at the public offering price.

PROPOSAL NO. 2
APPROVAL OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Proposed Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accountants, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2016. The Audit Committee has appointed Ernst & Young LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2017, and has further directed that the selection of the independent registered public accounting firm be submitted for approval by the stockholders at the Annual Meeting.

Representatives of Ernst & Young LLP will be present in person at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends that you vote FOR the approval of the appointment of Ernst & Young LLP as independent registered public accounting firm for the Company for fiscal year 2017.

Principal Accountant Fees and Services

During the two most recent fiscal years, we engaged Ernst & Young LLP to provide us with audit and tax services. Services provided included the examination of annual financial statements, limited review of unaudited quarterly financial information, review and consultation regarding filings with the SEC and the Internal Revenue Service, audit of internal accounting controls and consultation on financial and tax accounting and reporting matters. Fees for 2016 and 2015 were as follows:

Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2016	$2,557,529	$185,000	$710,994	—
2015	$2,224,055	$292,775	$663,371	—

Audit Fees. Audit fees are fees billed for the consolidated financial statements, including the audit of internal control over financial reporting and the review of the Company’s quarterly reports on Form 10-Q, as well as required audits of certain subsidiaries, consultation on audit related matters and required review of SEC filings.

Audit-Related Fees. Audit-related fees principally included attest services not required by statute or regulation.

Tax Fees. Tax fees for the years ended December 31, 2016 and 2015 related to tax planning and advice, as well as compliance and return preparation.

All Other Fees. None.

The Audit Committee has considered all services provided by the independent registered public accounting firm to us and concluded this involvement is compatible with maintaining the auditors’ independence.

The Audit Committee is responsible for appointing the Company’s independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. All engagements for services in the most recent fiscal year were pre-approved by the Audit Committee. The Audit Committee has a policy requiring the pre-approval of all audit and permissible non-audit services to be provided by the independent registered public accounting firm.

PROPOSAL NO. 3
APPROVAL OF THE 2017 NONQUALIFIED OPTION
AND INCENTIVE AWARD PLAN

Introduction

The 2017 Drive Shack Inc. Nonqualified Option and Incentive Award Plan was adopted by the Board of Directors on April 11, 2017, subject to approval by our stockholders of the 2017 Plan at our 2017 annual stockholders’ meeting. The 2017 Plan will become effective as of April 11, 2017 (the “Effective Date”) if it is approved by our stockholders and will not become effective if such approval is not received.

The 2016 Plan provided for the issuance of equity-based awards in various forms, and it expired on April 7, 2017. Any awards that are outstanding under the 2016 Plan remain outstanding following expiration of the 2016 Plan and will continue to vest subject to the terms and conditions of the 2016 Plan and the applicable awards agreements.

If our stockholders vote to approve the 2017 Plan, 300,000 shares of our Common Stock will be available for grants of equity awards thereunder, as increased on the date of any equity issuance by the Company during the one-year term of the 2017 Plan by ten percent of the equity securities issued by the Company in such equity issuance. As of March 31, 2017, the closing price of a share of our Common Stock on the NYSE was $4.15.

Rationale for Adoption of the 2017 Plan

The 2017 Plan is intended to facilitate our continued use of long-term equity-based awards and incentives for the benefit of our manager and the service providers to us and to our manager. Awards granted under the 2017 Plan will benefit the Company and increase stockholder value by helping us reinforce the long-term commitment of those service providers to the Company’s success, facilitate the ownership of the Company’s stock by those service providers, thereby reinforcing the identity of their interests with those of our stockholders, and attract and retain individuals with experience and ability. Awards will also be granted under the 2017 Plan to compensate the manager for its successful efforts in raising capital for the Company and to provide performance-based compensation in order to provide incentive to the manager to enhance the value of the Company’s Common Stock.

The 2016 Plan expired on April 7, 2017. If the adoption of the 2017 Plan is not approved by our stockholders, we will be unable to adequately incentivize our manager and the service providers to us and to our manager in connection with services to be performed after expiration of the 2016 Plan.

We are therefore requesting that our stockholders vote to approve the adoption of the 2017 Plan, pursuant to which 300,000 shares of our Common Stock will be available for awards, as increased on the date of any equity issuance by the Company during the term of the 2017 Plan by ten percent of the equity securities issued by the Company in such equity issuance. The 2017 Plan will have a one-year term, which will allow us to more accurately predict the number of shares of our Common Stock likely to be necessary for making equity grants without creating the potential for excess dilution of our stockholders.

We anticipate that the shares of our Common Stock reserved for issuance under the 2017 Plan will allow us to make the equity grants necessary to adequately incentive our manager and the service providers to us and our manager during the one-year term of the 2017 Plan.

Summary of the Plan Terms

The following is a summary of the material terms of the 2017 Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2017 Plan, which is attached as Annex A to this Proxy Statement.

 Plan Administration

The 2017 Plan will be administered by our Board of Directors, or by any committee our Board of Directors may appoint to administer the 2017 Plan (the “Committee”). We anticipate that our Compensation Committee will be appointed to administer the 2017 Plan. As the administrator of the 2017 Plan, the Committee will have the authority to grant awards under the 2017 Plan and to adopt, alter and repeal such administrative rules, guidelines and practices governing the 2017 Plan as it deems advisable for the administration of the 2017 Plan. The Committee will also have the authority to interpret the terms and provisions of the 2017 Plan, any award issued under the 2017 Plan and any award agreements relating thereto, and to otherwise supervise the administration of the 2017 Plan. In particular, the Committee will have the authority to determine the terms and conditions of awards under the 2017 Plan, including, without limitation, the exercise price, the number of shares of our Common Stock subject to awards, the term of the awards and the vesting schedule applicable to awards and to waive or amend the terms and conditions of outstanding awards. All decisions made by the Committee pursuant to the provisions of the 2017 Plan will be final, conclusive and binding on all persons.

Types of Awards and Eligible Recipients

The terms of the 2017 Plan provide for the grant of options that are not intended to qualify as “incentive stock options” under Section 422 of the Code, stock appreciation rights (“SARs”), restricted stock, performance awards, tandem awards and other stock-based and non-stock based awards, in each case to our manager, to the employees, officers, directors, consultants, service providers and advisors of our manager who perform services for us, to our employees, officers, consultants, service providers and advisors, and to such other persons who the Committee selects to be participants in the 2017 Plan. Such awards may be granted singly, in tandem, or in combination with each of the other awards.

Options

Except as provided in any award agreement, an option granted under the 2017 Plan represents the right to receive, on the date of exercise of such option, an amount in cash equal to the excess of the fair market value of a share of our Common Stock on the date of exercise over the exercise price of such option, less any applicable tax withholdings. An award agreement may provide for the settlement of an option in shares of our Common Stock, subject to the terms and conditions set forth in the award agreement.

The 2017 Plan provides that the Committee has the power to determine the number of shares of our Common Stock covered by options, the exercise price of options, at what time or times each option may be exercised and, subject to the provisions of the 2017 Plan, the period of time, if any, after retirement, death, disability or other termination of employment during which options may be exercised. Options may become vested and exercisable in installments, and the exercisability of options may be accelerated by the Committee.

Plan Term

The 2017 Plan will terminate on the one-year anniversary of the Effective Date, provided that awards granted before that time will remain outstanding and will vest and become exercisable in accordance with their terms. No awards other than Tandem Options (as described below) may be granted under the 2017 Plan after the expiration of the term.

Share Reserve; Adjustment

We have initially reserved 300,000 shares of our Common Stock for issuance under the 2017 Plan. That number will be increased on the date of any equity issuance by the Company during the term of the 2017 Plan by ten percent of the equity securities issued by the Company in such equity issuance.

For purposes of determining the number of shares of our Common Stock available for issuance under the 2017 Plan, the grant of any full value award (i.e., an award other than an option or SAR) will be deemed to be an award of 1.5 shares of our Common Stock for each such share actually subject to the award, while the grant of an option or SAR will be deemed to be an award of one share of our Common Stock for each such share actually subject to the award.

The shares of our Common Stock which may be issued pursuant to an award under the 2017 Plan may be treasury stock, authorized but unissued stock or stock acquired on the open market to satisfy the requirements of the 2017 Plan. Awards may consist of any combination of such stock, or, at our election, cash. The aggregate number of shares of our Common Stock that may be granted during the term of the 2017 Plan to any participant who is a non-employee director may not be greater than 300,000. The aggregate number of shares of our Common Stock that may be granted during any calendar year to any participant who is a “covered employee” for purposes of Section 162(m) of the Code during such calendar year may not be greater than 300,000. If any shares of our Common Stock subject to an award are forfeited, cancelled, exchanged or surrendered or if an award otherwise terminates or expires without a distribution of shares to the participant, such shares will again be available for grants under the 2017 Plan. The grant of a Tandem Award (as described below) will not reduce the number of shares of our Common Stock reserved and available for issuance under the 2017 Plan.

Upon the occurrence of any event which affects the shares of our Common Stock in such a way that an adjustment of outstanding awards is appropriate to prevent the dilution or enlargement of rights under the awards, the Committee will make appropriate equitable adjustments. The Committee may also provide for other substitutions or adjustments in its sole discretion, including, without limitation, the cancellation of any outstanding award and payment in cash or other property in exchange thereof, equal to the excess, if any, of the fair market value of the shares or other property subject to the award over the exercise price, if any.

Manager Options

We anticipate that we will grant our manager options in connection with our equity offerings as compensation for our manager’s role in raising capital for us. In the event that we offer shares of our Common Stock to the public, we intend to simultaneously grant to our manager or an affiliate of our manager a number of options equal to up to 10% of the aggregate number of shares being issued in such offering at an exercise price per share equal to the offering price per share, as determined by the Committee. The main purpose of these options is to provide transaction-specific compensation to our manager, in a form that aligns our manager’s interests with those of our stockholders, for the valuable services it provides in raising capital for us to invest through equity offerings. In each case, the 2017 Plan provides that upon the grant of options to the manager (or an affiliate), such options are fully vested and become exercisable over a 30-month period (the “Total Exercisability Period”) in equal monthly installments beginning on the first of each month following the month in which the options were granted. When Tandem Options are granted, such options are fully vested and become exercisable over a 30-month period, the manager options become exercisable in equal monthly installments over a portion of the Total Exercisability Period equal to 30 months, minus the product of (i) the ratio of tandem awards to the total number of related options (including options underlying such tandem awards) multiplied by (ii) 30 (such period, the “Manager Exercisability Period”). Following the Manager Exercisability Period, the Tandem Options vest in generally equal monthly installments over the remainder of the Total Exercisability Period and become exercisable only at the end of the Total Exercisability Period. If settled in shares of Common Stock, the exercise price of such options may be paid in cash or its equivalent, as determined by the Committee. Payment in whole or in part may also be made by the following cashless exercise procedures: (i) by withholding from shares of our Common Stock otherwise issuable upon exercise of such option, (ii) in the form of our unrestricted Common Stock already owned by our manager which has a fair market value on the date of surrender equal to the aggregate option price of our Common Stock as to which such option shall be exercised or (iii) by means of any other cashless exercise procedure approved by the Committee. In addition to options, the Committee will have the authority to grant such other awards to our manager as it deems advisable, provided that no such award may be granted to our manager in connection with any issuance by us of equity securities in excess of ten percent of the maximum number of equity securities then being issued.

Upon our manager’s reasonable request, we will either (i) use commercially reasonable efforts to register under the Securities Act the securities that may be issued and sold under the 2017 Plan or the resale of such securities issued and sold pursuant to the 2017 Plan or (ii) enter into a registration rights agreement with our manager on terms to be mutually agreed upon between us and our manager.

Tandem Options

In addition, each of the Committee and/or our manager will have the authority under the terms of the 2017 Plan to direct awards of Tandem Options to employees of our manager who act as officers or perform other services for us that correspond on a one-to-one basis with the options granted to our manager, such that exercise by such employee of the Tandem Options would result in the corresponding options held by our manager being cancelled. As a condition to the grant of Tandem Options, our manager will be required to agree that so long as such Tandem Options remain outstanding, our manager will not exercise any options under any designated manager options that relate to the options outstanding under such Tandem Options. If any Tandem Options are forfeited, expire or are cancelled without being exercised, the related options under the designated manager options will again become exercisable in accordance with their terms. The terms and conditions of any Tandem Options (e.g., the per-share exercise price, the schedule of vesting, exercisability and form of settlement, etc.) will be determined by the Committee or the manager, as the case may be, in its sole discretion and must be included in an award agreement, provided, that the term of such Tandem Options may not be greater than the term of the designated manager options to which they relate.

As determined by our manager, in its sole discretion, if the Tandem Options are settled in shares of our Common Stock, payment of the exercise price of such Tandem Options in whole or in part may be made by the following cashless exercise procedures: (i) by withholding from shares of our Common Stock otherwise issuable upon exercise of such Tandem Award, (ii) in the form of our unrestricted Common Stock already owned by the holder of such Tandem Award which has a fair market value on the date of surrender equal to the aggregate option price of our Common Stock as to which such Tandem Award shall be exercised or (iii) by means of any other cashless exercise procedure approved by the Committee.

Change in Control or Termination of our Manager’s Services

The 2017 Plan provides that no awards granted to our manager under the 2017 Plan or any Tandem Options that are outstanding immediately prior to the occurrence of a “change in control” (as summarized below) will become vested or exercisable solely as a result of the occurrence of such change in control.  The 2017 Plan further provides that, unless otherwise provided in any award agreement to the contrary, upon a termination of the manager’s services to us for any reason, including a termination that occurs upon or following the occurrence of a change in control, (i) all awards granted to our manager pursuant to 2017 Plan will become immediately and fully exercisable, and (ii) all Tandem Options will be governed by the terms and conditions of the applicable award agreements.

Definition of Change in Control

For purposes of the 2017 Plan, a “change in control” means, in summary: (i) a person or entity becomes the beneficial owner of more than 30% of the Company’s voting power; (ii) a merger or consolidation of the Company or any of its subsidiaries, other than (A) a merger or consolidation that results in the Company’s voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent or (B) a merger or consolidation affected to implement a recapitalization of the Company in which no person or entity becomes the beneficial owner of the Company’s voting securities representing 30% or more of the Company’s combined voting power; or (iii) stockholder approval of a plan of complete liquidation or dissolution of the Company, or there is consummated an agreement for the sale or disposition of substantially all of the Company’s assets.

Other Awards

The Committee may also grant SARs in tandem with all or part of, or completely independent of, a grant of options or any other award under the 2017 Plan. A SAR issued in tandem with an option may be granted at the time of grant of the related option or at any time during the term of such option. The amount payable in cash and/or shares of our Common Stock with respect to each SAR will be equal in value to a percentage (including up to 100%) of the amount by which the fair market value per share of our Common Stock on the exercise date exceeds the fair market value per share of our Common Stock on the date of grant of the SAR. The applicable percentage will be established by the Committee. The award agreement under which the SAR is granted may state whether the amount payable is to be paid wholly in cash, wholly in shares of our Common Stock or in any combination of the foregoing, and if the award agreement does not state the manner of payment, the Committee will determine such manner of payment at the time of payment. The amount payable in shares of our Common Stock, if any, will be determined with reference to the fair market value per share of our Common Stock on the date of exercise.

SARs issued in tandem with options shall be exercisable only to the extent that the options to which they relate are exercisable. Upon exercise of the tandem SAR, and to the extent of such exercise, the participant’s underlying option shall automatically terminate. Similarly, upon the exercise of the tandem option, and to the extent of such exercise, the participant’s related SAR will automatically terminate.

The Committee may also grant restricted stock, performance awards, tandem awards and other stock and non-stock-based awards under the 2017 Plan. These awards will be subject to such conditions and restrictions as the Committee may determine, which may include, without limitation, the achievement of certain performance goals or continued service with us through a specific period.

Grants to our Non-Employee Directors

The 2017 Plan provides for automatic awards of fully vested shares of our Common Stock on the first business day after our 2017 annual stockholders’ meeting to our non-employee directors in an amount to be determined by the Committee, based on the fair market value of shares of our Common Stock on the date of grant. The 2017 Plan also provides that each new non-employee member of our Board of Directors will be granted an initial one-time grant of options under the 2017 Plan upon the date of the first meeting of our Board of Directors attended by such director. The exercise price of such options will be equal to the fair market value of a share of our Common Stock on the date of grant.

Amendment and Termination

The 2017 Plan provides that the Board of Directors may alter, amend, suspend, or terminate the 2017 Plan, provided that no amendment which requires stockholder approval in order for the 2017 Plan to comply with any rule or regulation deemed applicable by the Committee will be effective without such stockholder approval. In addition, no amendment will affect adversely any of the rights of any Participant without such Participant’s consent.

New Plan Benefits Table

We intend to grant fully vested shares of our Common Stock on the first business day after our 2017 annual stockholders’ meeting to each of our non-employee directors with an aggregate fair market value on the date of grant equal to $300,000.

2017 Drive Shack Inc. Nonqualified Option and Incentive Award Plan

Name and Position	Dollar Value ($)	Number of Units
Non-Executive Director Group(1)	$300,000	—	(2)

(1)	Consists of Messrs. Finnerty, McFarland, McKown, Press, Riis and Tyson.
(2)
The number of shares granted will be equal to the quotient of (x) $300,000 divided by (y) the fair market value of a share of our Common Stock on the date of grant. For purposes of the 2017 Plan, the fair market value of a share of our Common Stock on any given date means the closing price on the NYSE of a share of our Common Stock on the last trading day prior to such date.

With respect to other awards to be granted in the future under the 2017 Plan, it is not possible to determine at this time the exact benefits or amounts to be received under the 2017 Plan.

United States Federal Income Tax Consequences of Awards

The rules concerning the federal income tax consequences with respect to awards granted pursuant to the 2017 Plan are highly technical. In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences for awards granted under the 2017 Plan; it does not set forth any state or local income tax or estate tax consequences that may be applicable.

Options

A participant generally will not recognize income upon the grant of an option. Rather, at the time of exercise of such options, the participant will recognize ordinary income for income tax purposes. For options that are settled in cash, the participant will recognize the amount of cash received as ordinary income for income tax purposes. For options that are settled in shares of our Common Stock pursuant to the terms of an award agreement, the participant will recognize as ordinary income for income tax purposes an amount equal to the excess of the fair market value of the shares of Common Stock purchased over the exercise price. We generally will be entitled to a tax deduction when, and in the same amount (if any) that, the participant recognizes ordinary income. If the options are settled in shares of our Common Stock and the shares acquired upon the exercise of such option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

SARs

A participant who is granted a SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares of our Common Stock received. We generally will be entitled to a tax deduction when, and in the same amount (if any) that, the participant recognizes ordinary income. The participant’s tax basis in any shares of our Common Stock received upon exercise of a SAR will be the fair market value of the shares of our Common Stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock

A participant generally will not be taxed upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the time the shares are no longer subject to a “substantial risk of forfeiture” (within the meaning of the Code). We generally will be entitled to a deduction at the time when, and in the same amount (if any) that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the restricted stock before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income). Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted stock is awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such restricted stock is subject to restrictions and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

Performance and Other Awards

With respect to performance and other awards granted under the 2017 Plan, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any shares of our Common Stock or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

The Board of Directors recommends that you vote FOR the adoption of the 2017 Nonqualified Option and Incentive Award Plan.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS
FOR 2018 ANNUAL MEETING

Proposals received from stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2018 annual meeting of stockholders if they are received by the Company on or before December 14, 2017. However, if the 2018 annual meeting date is advanced or delayed by more than 30 days from the anniversary of the previous year’s meeting, to be timely a proposal by the stockholders must be received no later than a reasonable time before the Company begins to print and send its proxy materials. In addition, all proposals will need to comply with Rule 14a-8, which lists the requirements for inclusion of stockholder proposals in company-sponsored proxy materials. Any proposal should be directed to the attention of the Company’s Secretary at 1345 Avenue of the Americas, 45th Floor, New York, New York 10105.

In order for a stockholder proposal, including proposals regarding director nominees, submitted outside of Rule 14a-8 to be considered “timely,” the Company’s Bylaws require that such proposal must be received by the Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the date of mailing of the notice of the preceding year’s annual meeting of stockholders. Accordingly, in order for a proposal relating to business to be conducted at our 2018 annual meeting of stockholders to be “timely” under the Company’s Bylaws, it must be received by the Secretary of the Company at our principal executive office no earlier than December 14, 2017 and no later than January 13, 2018. However, in the event that the date of mailing of the notice of the 2018 annual meeting of stockholders is advanced or delayed by more than 30 days from April 13, 2018, for a proposal by the stockholders to be timely, it must be received no earlier than the 120th day before mailing of the notice of such meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice of such meeting or the 10th day after the day on which public announcement of the date of such mailing of the notice of such meeting is first made by the Company. All director nominations and stockholder proposals submitted outside of Rule 14a-8 must comply with the requirements of our Bylaws, or they may be excluded from consideration at the meeting.

OTHER MATTERS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may read and copy any reports, statements or other information we file at the SEC’s public reference room in Washington, D.C. Please call the SEC at (800) SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at www.sec.gov. In addition, our SEC filings are available, free of charge, on our website: www.driveshack.com. Such information will also be furnished upon written request to Drive Shack Inc., 1345 Avenue of the Americas, 45th Floor, New York, New York 10105, Attention: Investor Relations.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more stockholders sharing the same address by delivering a single annual report and proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single annual report and proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a written request to Drive Shack Inc., 1345 Avenue of the Americas, 45th Floor, New York, New York 10105, Attention: Investor Relations or by contacting Investor Relations at (212) 479-3195, and we will deliver promptly a separate copy of the annual report and proxy statement.

Instead of receiving future copies of our proxy materials by mail, you can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will save the cost of producing and mailing documents to your home or business, will give you an electronic link to the proxy voting site and also will also help preserve environmental resources.

Stockholders of Record. If you vote on the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.

Street Name Holders. If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive the proxy materials electronically. Please check the information provided in the proxy materials you receive from your bank or broker regarding the availability of this service.

Your election to receive proxy materials by email will remain in effect until you terminate it.

By Order of the Board of Directors,

/s/ BoHee Yoon
BoHee Yoon
Secretary

New York, New York
April 12, 2017

ANNEX A

2017 DRIVE SHACK INC.
NONQUALIFIED OPTION AND
INCENTIVE AWARD PLAN

Adopted as of April 11, 2017

i

DRIVE SHACK INC.
2017 NONQUALIFIED OPTION AND INCENTIVE AWARD PLAN

SECTION 1

PURPOSE OF PLAN; DEFINITIONS

1.1 Purpose. The purpose of the Plan is (a) to reinforce the long-term commitment to the Company’s success of those Non-Officer Directors, officers, directors, employees, advisors, service providers, consultants and other personnel who are or will be responsible for such success; to facilitate the ownership of the Company’s stock by such individuals, thereby reinforcing the identity of their interests with those of the Company’s stockholders; to assist the Company in attracting and retaining individuals with experience and ability, (b) to compensate the Manager for its successful efforts in raising capital for the Company and to provide performance-based compensation in order to provide incentive to the Manager to enhance the value of the Company’s Stock and (c) to benefit the Company’s stockholders by encouraging high levels of performance by individuals whose performance is a key element in achieving the Company’s continued success. The Plan was adopted by the Board as of April 11, 2017.

1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Award” or “Awards” means an award described in Section 5 hereof.

(b) “Award Agreement” means an agreement described in Section 6 hereof entered into between the Company and a Participant, setting forth the terms, conditions and any limitations applicable to the Award granted to the Participant.

(c) “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

(d) “Board” means the Board of Directors of the Company.

(e) “Change in Control” of the Company shall be deemed to have occurred if an event set forth in any one of the following paragraphs (i)-(iii) shall have occurred unless prior to the occurrence of such event, the Board determines that such event shall not constitute a Change in Control:

(i)
any Person is or becomes a Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Company, excluding (A) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (ii) below, and (B) any Person who becomes such a Beneficial Owner through the issuance of such securities with respect to purchases made directly from the Company; or

(ii)
there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the then outstanding securities of the Company; or

(iii)
the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company.

For each Award that constitutes deferred compensation under Section 409A of the Code, to the extent required to avoid additional tax or other penalty, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.
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(f) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto.

(g) “Commission” means the Securities and Exchange Commission.

(h) “Committee” means any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

(i) “Company” means Drive Shack Inc., a Maryland corporation.

(j) “Disability” means, with respect to any Participant, that such Participant (i) as determined by the Participant’s employer or service recipient (such determination to be approved by the Committee) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering such Participant.

(k) “Effective Date” means the date provided pursuant to Section 10.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means, as of any given date, (i) the closing price of a share of the Company’s Stock on the principal exchange on which shares of the Company’s Stock are then trading, if any, on the trading day previous to such date, or, if stock was not traded on the trading day previous to such date, then on the next preceding trading day during which a sale occurred; or (ii) if such Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (x) the last sales price (if the Stock is then listed as a National Market Issue under the NASDAQ National Market System) or (y) the mean between the closing representative bid and asked prices (in all other cases) for the Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if such Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Stock, on the day previous to such date, as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value established by the Committee using any reasonable method and acting in good faith.

(n) “Manager” means FIG LLC, a Delaware limited liability company, or any Person who shall succeed as manager as permitted by that certain Amended and Restated Management and Advisory Agreement, dated as of January 1, 2017, between the Company and FIG LLC, as amended from time to time.

(o) “Manager Awards” means the Awards granted to the Manager as described in Section 5.5 hereof.

(p) “Non-Officer Director” means a director of the Company who is not an officer or employee of the Company.

(q) “Non-Officer Director Option” shall have the meaning set forth in Section 5.6.

(r) “Non-Officer Director Stock” shall have the meaning set forth in Section 5.6.

(s) “Option” means any option relating to shares of Stock granted pursuant to the Plan. The Options granted hereunder are not intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code.

(t) “Participant” means any Person selected by the Committee, pursuant to the Committee’s authority in Section 2 below, to receive Awards, including but not limited to (i) any Non-Officer Director, (ii) the Manager and its affiliates and (iii) any director, officer or employee of the Company, any parent, affiliate or subsidiary of the Company, or the Manager or any of its affiliates and (iv) any consultant, service provider or advisor to the Company, any parent, affiliate or subsidiary of the Company, or the Manager or any of its affiliates.

(u) “Person” shall have the meaning set forth in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
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(v) “Plan” means this 2017 Drive Shack Inc. Nonqualified Option and Incentive Award Plan, as amended from time to time.

(w) “Restricted Stock” means Stock as described in Section 5.3 hereof.

(x) “Stock” means the common stock, par value $0.01 per share, of the Company.

(y) “Stock Appreciation Right” shall have the meaning set forth in Section 5.2 hereof.

(z) “Tandem Awards” shall have the meaning set forth in Section 5.5 herein.

SECTION 2

ADMINISTRATION

2.1 Administration. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”), by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board. The Plan is intended to be exempt from, or to comply with, and shall be administered in a manner that is intended to be exempt from, or comply with, Section 409A of the Code and shall be construed and interpreted in accordance with such intent, to the extent subject thereto. To the extent that an Award and/or issuance and/or payment of an Award is subject to Section 409A of the Code, it shall be awarded and/or issued or paid in a manner that will comply with Section 409A of the Code, including any applicable regulations or guidance issued by the Secretary of the United States Treasury Department and the Internal Revenue Service with respect thereto.

2.2 Duties and Powers of Committee. The Committee shall have the power and authority to grant Awards to Participants pursuant to the terms of the Plan, and, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons.

In particular, the Committee shall have the authority to determine, in a manner consistent with the terms of the Plan:

(a) in addition to the Manager and the Non-Officer Directors, those Participants who shall receive Awards under the Plan;

(b) subject to Section 3, the number of shares of Stock to be covered by each Option granted hereunder;

(c) the terms and conditions of any Award granted hereunder, including, subject to the requirements of Section 409A, the waiver or modification of any such terms or conditions, consistent with the provisions of the Plan (including, but not limited to, Section 7 of the Plan); and

(d) the terms and conditions which shall govern all the Award Agreements, including the waiver or modification of any such terms or conditions.

2.3 Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

2.4 Delegation of Authority. To the extent permitted by applicable law, the Committee or the Board may from time to time delegate to one or more Persons the authority to take administrative actions pursuant to this Section 2. Any delegation hereunder shall be subject to the restrictions and limitations that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegate.

2.5 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee may receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities that members of the Committee or Board may incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other Persons. The Committee,  the Board, the Company and any officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such Persons. All actions taken and all interpretations and determinations made by the Committee or Board in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or any Award, and all members of the Committee and Board shall be fully protected and indemnified to the fullest extent permitted by law, by the Company, in respect of any such action, determination or interpretation.
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SECTION 3

STOCK SUBJECT TO PLAN

3.1 Number of and Source of Shares. The maximum number of shares of Stock reserved and available for issuance under the Plan shall not exceed 300,000, as increased on the date of any equity issuance by the Company during the term of the Plan by a number of shares of Stock equal to ten percent (10%) of the total number of equity securities issued by the Company in such equity issuance. The Stock which may be issued pursuant to an Award under the Plan may be treasury Stock, authorized but unissued Stock, or Stock acquired, subsequently or in anticipation of the transaction, in the open market to satisfy the requirements of the Plan. Awards may consist of any combination of such Stock, or, at the election of the Company, cash. The aggregate number of shares of Stock as to which Awards may be granted during the term of the Plan to any Participant who is a Non-Officer Director may not be greater than 300,000. The aggregate number of shares of Stock as to which Awards may be granted during any calendar year to any Participant who is a “covered employee” for purposes of Section 162(m) of the Code during such calendar year may not be greater than 300,000.

3.2 Effect of Awards.  The grant of any full value Award (i.e., an Award other than an Option or Stock Appreciation Right) shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3.1, as an Award of 1.5 shares of Stock for each such share of Stock actually subject to the Award. The grant of an Option or Stock Appreciation Right shall be deemed, for purposes of determining the number of shares of Stock available for issuance under Section 3.1, as an Award of one share of Stock for each such share of Stock actually subject to the Award.

3.3 Unrealized and Tandem Awards. If any shares of Stock subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the shares of Stock with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for grants under the Plan. The grant of a Tandem Award (as defined herein) shall not reduce the number of shares of Stock reserved and available for issuance under the Plan.

3.4 Adjustment of Awards. Upon the occurrence of any event which affects the shares of Stock in such a way that an adjustment of outstanding Awards is appropriate in order to prevent the dilution or enlargement of rights under the Awards (including, without limitation, any extraordinary dividend or other distribution (whether in cash or in kind), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event), the Committee shall make appropriate equitable adjustments, which may include, without limitation, adjustments to any or all of the number and kind of shares of Stock (or other securities) which may thereafter be issued in connection with such outstanding Awards and adjustments to any exercise price specified in the outstanding Awards and shall also make appropriate equitable adjustments to the number and kind of shares of Stock (or other securities) authorized by or to be granted under the Plan. Such other substitutions or adjustments shall be made respecting Awards hereunder as may be determined by the Committee, in its sole discretion. In connection with any event described in this paragraph, the Committee may provide, in its discretion, for the cancellation of any outstanding Award and payment in cash or other property in exchange therefor, equal to the difference, if any, between the fair market value of the Stock or other property subject to the Award, and the exercise price, if any.

SECTION 4

ELIGIBILITY

Each Participant shall be eligible to receive Awards under the Plan. Additional Participants under the Plan may be selected from time to time by the Committee, in its sole discretion, and the Committee shall determine, in its sole discretion, the number of shares covered by each Award.

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SECTION 5

AWARDS

Awards may include, but are not limited to, those described in this Section 5. The Committee may grant Awards singly, in tandem or in combination with other Awards, as the Committee may in its sole discretion determine.

5.1 Options. Except as provided in any Award Agreement, an Option represents the right to receive in respect of each share of Stock subject to the Option, on the date of exercise of such Option, an amount in cash equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the per share exercise price of such Option, less any applicable tax withholdings. The Award Agreement may provide for the settlement of an Option in shares of Stock, subject to the terms and conditions set forth in the Award Agreement.

(a) An Option may be exercised, in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares of Stock with respect to which the Option is being exercised.

(b) If settled in shares of Stock, the exercise price of the Option may be paid in cash or its equivalent, as determined by the Committee. As determined by the Committee, in its sole discretion, or as otherwise set forth in Sections 5.5(b) and 5.5(c) below, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Committee (including the withholding of shares of Stock otherwise issuable on exercise), or (ii) in the form of unrestricted Stock already owned by the Participant which has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Option shall be exercised. No fractional shares of Stock will be issued or accepted.

5.2 Stock Appreciation Rights. A Stock Appreciation Right is a right to receive, upon surrender of the right, an amount payable in cash and/or shares of Stock under such terms and conditions as the Committee shall determine.

(a) A Stock Appreciation Right may be granted in tandem with part or all of (or in addition to, or completely independent of) an Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter during the term of the Option.

(b) The amount payable in cash and/or shares of Stock with respect to each right shall be equal in value to a percentage (including up to 100%) of the amount by which the Fair Market Value per share of Stock on the exercise date exceeds the Fair Market Value per share of Stock on the date of grant of the Stock Appreciation Right. The applicable percentage shall be established by the Committee. The Award Agreement may state whether the amount payable is to be paid wholly in cash, wholly in shares of Stock, or in any combination of the foregoing; if the Award Agreement does not so state the manner of payment, the Committee shall determine such manner of payment at the time of payment. The amount payable in shares of Stock, if any, is determined with reference to the Fair Market Value per share of Stock on the date of exercise.

(c) Stock Appreciation Rights issued in tandem with Options shall be exercisable only to the extent that the Options to which they relate are exercisable. Upon exercise of the tandem Stock Appreciation Right, and to the extent of such exercise, the Participant’s underlying Option shall automatically terminate. Similarly, upon the exercise of the tandem Option, and to the extent of such exercise, the Participant’s related Stock Appreciation Right shall automatically terminate.

5.3 Restricted Stock. Restricted Stock is Stock that is issued to a Participant and is subject to such terms, conditions and restrictions as the Committee deems appropriate, which may include, but are not limited to, restrictions upon the sale, assignment, transfer or other disposition of the Restricted Stock and the requirement of forfeiture of the Restricted Stock upon termination of employment or service under certain specified conditions. The Committee may provide for the lapse of any such term or condition or waive any term or condition based on such factors or criteria as the Committee may determine. Subject to the restrictions stated in this Section 5.3 and in the applicable Award Agreement, the Participant shall have, with respect to Awards of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Restricted Stock and the right to receive any cash or stock dividends on such Stock. The Company may require that any stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

5.4 Performance Awards. Performance Awards may be granted under this Plan from time to time based on such terms and conditions as the Committee deems appropriate provided that such Awards shall not be inconsistent with the terms and purposes of this Plan. Performance Awards are Awards which are contingent upon the performance of all or a portion of the Company and/or its subsidiaries and/or which are contingent upon the individual performance of a Participant. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards as the Committee shall determine. The Committee shall determine the performance measurements and criteria for such Performance Awards. The Company may require that any stock certificates evidencing Performance Awards granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Performance Awards, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.
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5.5 Manager Awards and Tandem Awards.

(a) Grant of Manager Awards. As consideration for the Manager’s role in raising capital for the Company, the Manager may be awarded Options in connection with any equity issuance by the Company, relating to that number of shares of Stock up to ten percent (10%) of the equity securities issued by the Company in such equity issuance, subject to the proviso contained in Section 5.5(f) below.

(b) Terms of Manager Awards. The Options referred to in clause (a) above shall be 100% vested as of the date of grant and become exercisable as to 1/30th of the Stock subject to the Options on the first day of each of the following 30 calendar months following the date of grant. Such Options shall expire on the tenth anniversary of the date of grant. Such Options shall have a per share price equal to the offering price of the equity issuance in connection with which such Options are awarded (as determined by the Committee), subject to adjustment as set forth in Section 3.4 hereof. If settled in shares of Stock, the exercise price of such Options may be paid in cash or its equivalent, as determined by the Committee. Payment in whole or in part may also be made by the following cashless exercise procedures: (i) by withholding from shares of Stock otherwise issuable upon exercise of such Option, (ii) in the form of unrestricted Stock already owned by the Manager which has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Option shall be exercised or (iii) by means of any other cashless exercise procedure approved by the Committee. No fractional shares of Stock will be issued or accepted. The Award Agreement with respect to such Options shall also set forth the vesting and exercise schedule of such Options and such other terms and conditions with respect to such Options and the delivery of shares of Company Stock subject to such Options as the Committee may determine.

(c) Each of the Committee and/or the Manager shall have the authority to direct awards of Options to such employees of the Manager who act as officers of or perform other services for the Company, which options shall be tandem to the Options that are the subject of outstanding Manager Awards designated by the Manager—i.e., shares of Stock relating to Options that are subject to certain designated Manager Awards would alternatively relate to Options that are the subject of the tandem awards granted to Persons who perform services for or on behalf of the Company, provided that such shares of Stock may relate to either the designated Manager Awards or the tandem awards but not both (the “Tandem Awards”). As determined by the Manager, in its sole discretion, if a Tandem Award is settled in shares of Stock, payment of the exercise price of such Tandem Award in whole or in part may be made by the following cashless exercise procedures: (i) by withholding from shares of Stock otherwise issuable upon exercise of such Tandem Award, (ii) in the form of unrestricted Stock already owned by the holder of such Tandem Award which has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Tandem Award shall be exercised or (iii) by means of any other cashless exercise procedure approved by the Committee.

(d) As a condition to the grant of Tandem Awards, the Manager shall be required to agree that so long as such Tandem Awards remain outstanding, it will not exercise any Options under any designated Manager Award that are related to the options under such outstanding Tandem Awards. If Options under a Tandem Award are forfeited, expire or are cancelled without being exercised, the related Options under the designated Manager Award shall again become exercisable in accordance with its terms. Upon the exercise of Options under a Tandem Award, the related Options under the designated Manager Award shall terminate.

(e) The terms and conditions of each such Tandem Awards (e.g., the per share exercise price, the schedule of vesting, exercisability and form of settlement, etc.) shall be determined by the Committee or the Manager, as the case may be, in its sole discretion and shall be included in an Award Agreement, provided, that the term of such award may not be greater than the term of its related Manager Award.

(f) Other Awards. The Committee may, from time to time, grant such Awards to the Manager as the Committee deems advisable in order to provide additional incentive to the Manager to enhance the value of the Company’s Stock; provided, however, that no Award shall be awarded to the Manager (or its designee) in connection with any equity issuance by the Company which relates to, or provides for the acquisition of, a number of equity securities in excess of ten percent (10%) of the maximum number of equity securities then being proposed to be issued by the Company.

(g) Change in Control Provisions.  Notwithstanding anything herein, in no event will any Awards granted to the Manager under this Plan or any Tandem Awards that are outstanding immediately prior to the occurrence of a Change in Control become vested or exercisable solely as a result of the occurrence of such Change in Control.

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(h) Termination Provisions.  Notwithstanding anything herein, unless otherwise provided in any Award Agreement to the contrary, upon a termination of the Manager’s services to the Company for any reason, including a termination that occurs upon or following the occurrence of a Change in Control, (i) all Awards granted to the Manager pursuant to this Plan shall become immediately and fully exercisable, and (ii) all Tandem Awards shall be governed by the terms and conditions of the applicable Award Agreements.

(i) Registration Rights Agreement. The Company shall, upon the Manager’s reasonable request, (i) use commercially reasonable efforts to register under the Securities Act of 1933, as amended (the “Securities Act”) the securities that may be issued and sold under the Plan or the resale of such securities issued and sold pursuant to the Plan or (ii) enter into a registration rights agreement with the Manager on terms to be mutually agreed upon between the parties.

5.6 Automatic Non-Officer Director Awards.

(a) Initial Grant of Non-Officer Director Option. Each Non-Officer Director shall be granted an Option, which shall be fully vested as of the date of the grant, relating to three hundred thirty-three (333) shares of Stock (each, a “Non-Officer Director Option”) upon the date of the first Board of Director’s meeting attended by such Non-Officer Director. The option price per share of Stock under the Non-Officer Director Option shall be 100% of the Fair Market Value of the Stock on the date of grant.

(b) 2017 Grant of Stock. On the first business day after the 2017 annual stockholders’ meeting of the Company, each Non-Officer Director shall be granted that number of shares of Stock, the Fair Market Value of which shall equal an amount to be determined by the Committee on the date of grant and which shall be fully vested as of such date (also, the “Non-Officer Director Stock”).

(c) Stock Availability. In the event that the number of shares of Stock available for grant under the Plan is not sufficient to accommodate the Awards of Non-Officer Director Options and Non-Officer Director Stock, then the remaining shares of Stock available for such automatic awards shall be granted to each Non-Officer Director who is to receive such an award on a pro-rata basis. No further grants shall be made until such time, if any, as additional shares of Stock become available for grant under the Plan through action of the Board or the stockholders of the Company to increase the number of shares of Stock that may be issued under the Plan or through cancellation or expiration of Awards previously granted hereunder.

(d) Term; Method of Exercise of Non-Officer Director Option. Each Non-Officer Director Option shall cease to be exercisable no later than the date that is ten (10) years following the date of grant. If settled in shares of Stock, the exercise price of such Options may be paid in cash or its equivalent, as determined by the Committee. As determined by the Committee, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Committee (including the withholding of shares of Stock otherwise issuable on exercise), or (ii) in the form of unrestricted Stock already owned by the Non-Officer Director which has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Option shall be exercised. No fractional shares of Stock will be issued or accepted.

(e) Award Agreements. Each recipient of a Non-Officer Director Option and Non-Officer Director Stock shall enter into an Award Agreement with the Company, which agreement shall set forth, among other things, the exercise price, the term and provisions regarding exercisability and form of settlement of the Non-Officer Director Option, or, as applicable, the number of shares of Non-Officer Director Stock awarded hereunder, which provisions shall not be inconsistent with the terms of this Section 5.6 and Section 6.1. The Award Agreement with respect to such Non-Officer Director Option and Non-Officer Director Stock shall also set forth such other terms and conditions with respect to Awards to the Non-Officer Director as the Committee may determine.

5.7 Other Awards.

The Committee may from time to time grant to its Non-Officer Directors or any other Participants shares of Stock, other Stock-based and non-Stock-based Awards under the Plan, including without limitation those Awards pursuant to which shares of Stock are or may in the future be acquired, Awards denominated in Stock, securities convertible into Stock, phantom securities, dividend equivalents and cash. The Committee shall determine the terms and conditions of such other Stock, Stock-based and non-Stock-based Awards provided that such Awards shall not be inconsistent with the terms and purposes of this Plan.

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SECTION 6

AWARD AGREEMENTS

Each Award under this Plan shall be evidenced by an Award Agreement setting forth the number of shares of Stock or other securities, and such other terms and conditions applicable to the Award (and not inconsistent with this Plan) as are determined by the Committee.

6.1 Terms of Award Agreements. Award Agreements may include the following terms:

(a) Term. The term of each Award (as determined by the Committee); provided that, no Award shall be exercisable more than ten years after the date such Award is granted.

(b) Exercise Price. The exercise price per share of Stock purchasable under an Award (as determined by the Committee in its sole discretion at the time of grant); provided that, the exercise price shall not be less than the par value of the Stock provided, further, that Awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, or exempt from application of Section 409A of the Code under Section 1.409A-1(b)(5)(A), shall not be less than 100% of the Fair Market Value of the Stock on such date.

(c) Exercisability. Provisions regarding the exercisability of Awards (which shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant).

(d) Method of Exercise. Provisions describing the method of exercising Awards.

(e) Delivery. Provisions regarding the timing of the delivery of Stock subject to Awards. The Award Agreements may provide that such delivery will be delayed to the extent required to avoid the imposition of a tax under Section 409A of the Code.

(f) Termination of Employment or Service. Provisions describing the treatment of an Award in the event of the retirement, Disability, death or other termination of a Participant’s employment or service with the Company, including but not limited to, terms relating to the vesting, time for exercise, forfeiture and cancellation of an Award in such circumstances.

(g) Rights as Stockholder. A provision that a Participant shall have no rights as a stockholder with respect to any securities covered by an Award until the date the Participant becomes the holder of record. Except as provided in Section 3.4 hereof, no adjustment shall be made for dividends or other rights, unless the Award Agreement specifically requires such adjustment, in which case, grants of dividend equivalents or similar rights shall not be considered to be a grant of any other stockholder right.

(h) Nontransferability. A provision that except under the laws of descent and distribution or as otherwise permitted by the Committee, in its sole discretion, or, in respect of Manager Awards, grants of Tandem Awards, the Participant shall not be permitted to sell, transfer, pledge or assign any Award, and all Awards shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that the Participant shall be permitted to transfer one or more Options to a trust controlled by the Participant during the Participant’s lifetime for estate planning purposes.

(i) Other Terms. Such other terms as are necessary and appropriate to effectuate an Award to the Participant, including but not limited to, (1) vesting provisions, (2) deferral elections, (3) any requirements for continued employment or service with the Company, (4) any requirement to execute a general release of claims in a form acceptable to the Company prior to the lapse of any restrictions or conditions on such Award or such Award becoming exercisable, (5) any other restrictions or conditions (including performance requirements) on the Award and the method by which restrictions or conditions lapse, (6) effect on the Award of a Change in Control, (7) the right of the Company and such other Persons as the Committee shall designate (“Designees”) to repurchase from a Participant, and such Participant’s permitted transferees, all shares of Stock issued or issuable to such Participant in connection with an Award in the event of such Participant’s termination of employment or service, (8) rights of first refusal granted to the Company and Designees, if any, (9) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (10) any other terms and conditions which the Committee shall deem necessary and desirable.

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SECTION 7

AMENDMENT AND TERMINATION

The Board may at any time and from time-to-time alter, amend, suspend, or terminate the Plan in whole or in part; provided that, no amendment which requires stockholder approval in order for the Plan to comply with a rule or regulation deemed applicable by the Committee, shall be effective unless the same shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant’s consent, under any Award or Loan theretofore granted under the Plan.

SECTION 8

UNFUNDED STATUS OF PLAN

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 9

GENERAL PROVISIONS

9.1 Securities Laws Compliance. Shares of Stock shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

9.2 Legends. If an Option is settled in shares of Stock, the Committee may require each Person purchasing shares pursuant to such Option to represent to and agree with the Company in writing that such Person is acquiring the Stock subject thereto without a view to distribution thereof. Such Stock may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

9.3 Transfer Restrictions. All shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such shares to make appropriate reference to such restrictions.

9.4 Company Actions; No Right to Employment. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is necessary and desirable; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, consultant, service provider or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, consultants or advisors at any time.

9.5 Section 409A of the Code. The intent of the parties is that payments and benefits under the Plan be exempt from, or comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan or any other agreement between the Company and the Participant during the six (6) month period immediately following the Participant’s termination of employment shall instead be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred  compensation subject to Section 409A of the Code, shall be construed as a separate identified payment for purposes of Section 409A of the Code.

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9.6 Payment of Taxes. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

9.7 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the principles of conflicts of law of such state.

SECTION 10

EFFECTIVE DATE OF PLAN

The Plan became effective (the “Effective Date”) on April 11, 2017, the date the Board originally approved the Plan.

SECTION 11

TERM OF PLAN

No Award other than a Tandem Award shall be granted pursuant to the Plan on or after the first anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Wesley R. Edens 02 Clifford Press

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To ratify the appointment of Ernst & Young LLP as independent registered public accounting firm for Drive Shack Inc. for fiscal year 2017.	☐	☐	☐
3. To approve the 2017 Drive Shack Inc. Nonqualified Option and Incentive Award Plan.	☐	☐	☐

NOTE: The Board of Directors may consider and act upon any other business properly presented at the Annual Meeting. If this proxy is properly executed, then your shares will be voted either in the manner you indicate above or, if no direction is indicated, in the manner directed by the Board of Directors (including with respect to any matter not specified above that is properly presented at the Annual Meeting).

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000329786_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com

DRIVE SHACK INC.
This proxy is solicited by the Board of Directors
ANNUAL MEETING OF STOCKHOLDERS
May 26, 2017

The stockholder(s) hereby appoint(s) Wesley R. Edens and Sarah L. Watterson, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Drive Shack Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholder(s) to be held at 9:00 AM, Eastern Time on May 26, 2017, at The Hilton Hotel, located at 1335 Avenue of the Americas, New York, New York 10019, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

PLEASE MARK, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000332450_2 R1.0.1.15